UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

FLUOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DEAR FELLOW STOCKHOLDERS:
On behalf of our Board of Directors, thank you for your investment in Fluor. Our Board appreciates that it is elected by you, our stockholders, to oversee the management of our Company for the long-term benefit of all stakeholders.
We are pleased to invite you to join us at our 2026 annual meeting of stockholders to be held on Wednesday, May 6, 2026, at 8:30 a.m., Central Daylight Time. This year’s meeting will again be held virtually at www.virtualshareholdermeeting.com/FLR2026. At this year’s meeting, we will vote on the election of ten directors and the ratification of Ernst & Young LLP as Fluor’s independent registered accounting firm. We will also hold a non-binding advisory vote to approve the compensation of Fluor’s named executive officers. Members of management will report on the state of the Company and respond to stockholder questions.
It is important that your shares be represented and voted at the annual meeting regardless of how many shares you own. Whether or not you plan to join the meeting, we encourage you to review our proxy materials and promptly cast your vote over the internet or by phone. Alternatively, if you receive a paper copy of the proxy materials by mail, you may vote by signing, dating and mailing the proxy card or voting instruction card in the envelope provided. Voting in any one of these ways will help ensure that your shares are represented at the meeting.
Our Board remains committed to serving your interests and appreciates your continued support of our Company. We look forward to you joining us virtually on May 6th.
Sincerely,
David E. Constable Executive Chairman	James R. Breuer Chief Executive Officer
March 12, 2026

“THANK YOU FOR YOUR INVESTMENT IN FLUOR . . . . OUR BOARD REMAINS
COMMITTED TO SERVING YOUR INTERESTS AND APPRECIATES
YOUR CONTINUED SUPPORT OF OUR COMPANY.”

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
VOTING DETAILS
When	Wednesday, May 6, 2026 8:30 a.m. Central Daylight Time
Where	Online at: www.virtualshareholdermeeting.com/FLR2026
Record Date	Close of business on March 9, 2026
ITEMS OF BUSINESS
1	The election of the ten directors named in the proxy statement to serve until the 2027 annual meeting of stockholders.
2	An advisory vote to approve the Company’s executive compensation.
3	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2026.
4	Such other matters as may be properly presented at the meeting.

All stockholders of record at the close of business on March 9, 2026, are entitled to receive notice of, and to vote at, the annual meeting of stockholders and any adjournment or postponement thereof. The annual meeting will be a virtual meeting, conducted exclusively online at www.virtualshareholdermeeting.com/FLR2026. Stockholders as of the record date may participate in the annual meeting online, vote or submit questions by visiting the meeting website and logging in with the control number on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials (the “Notice”). Instructions on how to further participate in the annual meeting are described in the accompanying proxy statement.
Please cast your vote by either voting your shares over the internet or by phone, as promptly as possible. Alternatively, if you have received paper copies of your proxy materials, you may complete, sign, date and promptly return the proxy card or voting instruction card in the postage-prepaid return envelope provided. Your prompt response is necessary to help ensure that your shares are represented. If you wish to receive paper copies of your proxy materials, including the proxy card or voting instruction card, follow the instructions in the Notice.
By Order of the Board of Directors,
Kevin B. Hammonds
Chief Legal Officer and Corporate Secretary
March 12 2026, Irving, Texas

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING TO BE HELD ON MAY 6, 2026:
This proxy statement and the Company’s 2025 Annual Report to Stockholders (the “Annual Report”) are available at www.proxyvote.com

Fluor Corporation

Page
1	Proxy Summary
3	Proposal 1 — Election of Directors
	3	Director Nominees
	4	Director Skills Matrix
	5	Director Biographies
10	Corporate Governance
	10	Corporate Governance Highlights
	11	Stockholder Engagement
	11	Sustainability, Stakeholder and Governance Matters
	11	Board Independence
	12	Risk Management Oversight
	12	Cybersecurity Risks
	13	Board Leadership
	14	Board Meetings and Committees
	18	Board and Committee Evaluations
	19	Consideration of Director Nominees
	20	Related Person Transactions
	21	Certain Legal Proceedings
	21	Communications with the Board
	21	Compensation Committee Interlocks and Insider Participation
22	Proposal 2 — Advisory Vote to Approve Executive Compensation
23	Compensation Discussion and Analysis
41	Organization and Compensation Committee Report
42	Compensation Tables
	42	Summary Compensation Table
	44	All Other Compensation
	45	Grants of Plan-Based Awards in 2025
	48	Outstanding Equity Awards at 2025 Year End
	50	Option Exercises and Stock Vested in 2025
	51	Nonqualified Deferred Compensation
	52	Potential Payments Upon Termination or Change in Control
57	CEO Pay Ratio
58	Pay versus Performance
62	Director Compensation
65	Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm
67	Report of the Audit Committee
68	Stock Ownership and Stock-Based Holdings of Executive Officers and Directors
70	Stock Ownership of Certain Beneficial Owners
71	Delinquent Section 16(a) Reports
71	Other Business
72	Additional Information
73	2027 Annual Meeting of Stockholders
74	Questions and Answers About the Annual Meeting and Voting

PROXY SUMMARY
PROXY SUMMARY
This is a summary only and does not contain all the information that you should consider in connection with this proxy statement. Please read the entire proxy statement carefully before voting.
GOVERNANCE HIGHLIGHTS

Director Independence
✔
9 out of 10 director nominees are independent

✔
Incoming independent Chair of the Board, effective May 5, 2026

✔
100% independent Board committees

✔
Regular executive sessions of independent directors

Accountability	✔ Annual director elections ✔ Majority voting for directors in uncontested elections
Evaluation and Effectiveness	✔ Annual board and committee self-evaluations ✔ Annual evaluations of individual directors
Refreshment	✔ Board membership criteria take into consideration diversity of thought and background ✔ Director mandatory retirement age
Director Engagement	✔ Directors limited to no more than four total public company boards
Compensation Policies
✔
Stock ownership guidelines for directors and executive officers

✔
Prohibition on hedging or pledging Company securities

✔
Change-in-control agreements require dual-trigger events and do not provide excise tax gross-ups

Stockholder Rights	✔ Stockholder right to call special meetings ✔ Market-standard proxy access right
VOTING MATTERS
Stockholders are being asked to vote on the following matters:
PROPOSAL		BOARD’S VOTING RECOMMENDATION
1	The election of ten directors to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified. (page 1)	FOR	All Ten Directors
2	An advisory vote to approve the Company’s executive compensation. (page 22)	FOR	The Advisory Vote
3	The ratification of Ernst & Young LLP as independent registered public accounting firm for 2026. (page 65)	FOR	The Ratification of Ernst & Young LLP

2026 PROXY STATEMENT   1

FLUOR CORPORATION
HOW TO VOTE
You are entitled to vote at the 2026 annual meeting of stockholders if you were a stockholder of record at the close of business on March 9, 2026, the record date for the meeting.
By Internet
www.proxyvote.com Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card, voting instruction card or notice.
By Telephone
1-800-690-6903 Call 1-800-690-6903 or the number on your voting instruction card. You will need the 16-digit number included in your proxy card, voting instruction card, Notice or legal proxy.
By Mail
Cast your ballot, sign your proxy card and send by pre-paid mail Send your completed and signed proxy card or voting instruction card to the address on your proxy card or voting instruction card.
At the Virtual Meeting

Vote your shares online during the annual meeting
You may also vote online during the annual meeting by following the instructions provided on the meeting website. You will need the 16-digit number included in your proxy card, voting instruction or notice.

Website References. Website references throughout this proxy statement are provided for convenience only and the content on the referenced websites is not incorporated by reference in, and does not form a part of, this proxy statement.
Forward-Looking Information. This document contains forward-looking statements relating to the manner in which we intend to conduct our activities based on our current plans and expectations. These statements are not promises of our future conduct or policy and are subject to a variety of uncertainties and other factors, many of which are beyond our control. Therefore, our actual activities, including the development, implementation or continuation of any program, policy or initiative discussed in this proxy statement and the outcomes of such activities, may differ materially. The statements of intention in this proxy statement speak only as of the date of this proxy statement, and we do not undertake to publicly update any statements in this proxy statement. Our 2025 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2026, contains a list of factors that could cause actual operational and financial results to differ from those expected. Forward-looking and other statements herein regarding our environmental and other sustainability plans and goals are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking social, environmental and sustainability-related statements may be based on standards that are still developing, and our internal controls and processes continue to evolve.

2   2026 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS

PROXY STATEMENT
MARCH 12, 2026
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Fluor Corporation (the “Company” or “Fluor”) of your proxy for use at the annual meeting of stockholders to be held online at www.virtualshareholdermeeting.com/FLR2026 on Wednesday, May 6, 2026, at 8:30 a.m. Central Daylight Time, or at any adjournment or postponement thereof. This proxy statement is first being mailed or made available to stockholders on March 12 2026.
The current mailing address of the principal executive offices of Fluor Corporation is 6700 Las Colinas Boulevard, Irving, Texas 75039. Please direct any communications to this mailing address.
Proposal 1 — Election of Directors
The terms of each of the Company’s current directors will expire at the 2026 annual meeting. Each of Alan M. Bennett, Rosemary T. Berkery, Charles P. Blankenship Jr., James R. Breuer, Robert G. Card, H. Paulett Eberhart, Lisa Glatch, James T. Hackett, Teri P. McClure and Matthew K. Rose has been nominated for election at the annual meeting of stockholders to serve a one-year term expiring at the annual meeting in 2027 and until his or her respective successor is elected and qualified.
David E. Constable and Thomas C. Leppert will not stand for re-election, and their terms will expire at the annual meeting. The Board and Company thank Mr. Constable and Mr. Leppert for their many years of service and contributions. Accordingly, the Board has set the number of directors at ten, effective May 6, 2026.
Each of the nominees listed above has agreed to serve as a director of the Company if elected. The Company knows of no reason why the nominees would not be available for election or, if elected, would not be able to serve. If any of the nominees decline or are unable to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the Board to fill the vacancy or (2) just for the remaining nominees, leaving a vacancy.
Under the standard applicable to the Company’s director elections, a director must receive the affirmative vote of a majority of the votes cast; except that directors shall be elected by a plurality of the votes cast if the number of director nominees exceeds the number of directors to be elected (a situation we do not anticipate). A majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of shares voted “against” that director nominee. If an incumbent director is not re-elected, the Governance Committee will consider his or her contingent resignation (given prior to the meeting) and make a recommendation to the Board on whether to accept or reject the resignation. The Board will then publicly announce its decision regarding whether to accept the resignation and, if not, the reasons why.
DIRECTOR NOMINEES
As discussed further below under “Corporate Governance  —  Consideration of Director Nominees,” the Governance Committee is responsible for reviewing with the Board on an annual basis (and as needed) the composition of the Board to assess whether the skills, experience and characteristics established by the Board are currently represented on the Board as a whole and in individual Board members, and to assess the criteria that may be needed in light of the Company’s anticipated future needs. Our directors have experience with businesses that operate in industries which we serve, such as oil and gas and infrastructure, and collectively have additional skills that are important to overseeing our business, such as knowledge of construction services, financial matters, risk oversight and compliance, and familiarity with non-U.S. markets. The following pages highlight the specific experience, qualifications, attributes and skills that our individual directors possess which have led the Governance Committee to conclude that each should continue to serve on the Board and therefore may not list all the skills and experience that each director possesses.

2026 PROXY STATEMENT   3

FLUOR CORPORATION
DIRECTOR SKILLS MATRIX
Attributes and Experience	Alan M. Bennett	Rosemary T. Berkery	Charles P. Blankenship Jr.	James R. Breuer	Robert G. Card	H. Paulett Eberhart	Lisa Glatch	James T. Hackett	Teri P. McClure	Matthew K. Rose	Total
Independent	✔	✔	✔		✔	✔	✔	✔	✔	✔	9/10
New Director Added in the Last 4 Years			✔	✔	✔		✔				4/10
Public Company CEO Experience	✔		✔	✔	✔	✔		✔		✔	7/10
Finance/Accounting Knowledge	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	10/10
Governance/Compliance	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	10/10
Human Capital Management/ Compensation	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	10/10
Experience in our Industry			✔	✔	✔	✔	✔	✔			6/10
International Business	✔	✔	✔	✔	✔	✔	✔	✔	✔		9/10
Legal		✔							✔		2/10
Corporate Development	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	10/10
Risk Management	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	10/10
Strategic Planning and Focus	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	10/10
Board Composition

4   2026 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS
DIRECTOR BIOGRAPHIES
The following biographical information is furnished with respect to each of the nominees for election at the annual meeting.
AGE	75
DIRECTOR SINCE	2011
BOARD COMMITTEES	Audit (Chair), Executive and Organization and Compensation
INDEPENDENT	Yes
ALAN M. BENNETT
POSITION AND BUSINESS EXPERIENCE
President and Chief Executive Officer of H&R Block, Inc., a publicly traded entity providing tax, banking and business and consulting services, from 2010 until his retirement in 2011; Interim Chief Executive Officer of H&R Block from 2007 to 2008; Senior Vice President and Chief Financial Officer of Aetna Inc., a provider of health care benefits, from 2001 to 2007.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Bennett brings a deep understanding of business operations, finance, sales and marketing, developed through his experience as a former Chief Executive Officer, Chief Financial Officer and Vice President of Sales and Marketing. His leadership roles at H&R Block and Aetna provide the Board with valuable public company insights into business strategy and financial planning. Due to the strength of Mr. Bennett’s background and the unique insights he brings to the Board and Audit Committee, including his extensive knowledge and experience with accounting standards applicable to the Company’s business and position as one of our Audit Committee Financial Experts, the Governance Committee determined, and the Board unanimously ratified the decision in accordance with our Corporate Governance Guidelines, to request that Mr. Bennett stand for reelection even though he has surpassed the age of 75.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, Halliburton Company

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Director, The TJX Companies, Inc.

AGE	72
DIRECTOR SINCE	2010
BOARD COMMITTEES	Audit and Governance
INDEPENDENT	Yes
ROSEMARY T. BERKERY
POSITION AND BUSINESS EXPERIENCE
Vice Chair of UBS Wealth Management Americas and Chair and Chief Executive Officer of UBS Bank USA, each a wealth management banking business, from 2010 until her retirement in April 2018; Vice Chairman, Executive Vice President and General Counsel of Merrill Lynch & Co., Inc., a global securities and financial services business, from 2001 to 2008; first joined Merrill Lynch in 1983.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Ms. Berkery’s broad range of experience in financial, business and legal matters makes her a valued member of the Board. Her experience leading a $50 billion wealth management bank allows her to provide valued counsel on matters such as finance, banking arrangements, global business strategies, marketing and risk management. In addition, her 35 years in the legal field make her an excellent resource to the Governance Committee and the Board on legal and compliance matters.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, Mutual of America Life Insurance Company

■
Director, The TJX Companies, Inc.

2026 PROXY STATEMENT   5

FLUOR CORPORATION
AGE	60
DIRECTOR SINCE	2025
BOARD COMMITTEES	Audit and Commercial Strategies and Operational Risk
INDEPENDENT	Yes
CHARLES P. BLANKENSHIP JR.
POSITION AND BUSINESS EXPERIENCE
Chairman and Chief Executive Officer of Woodward, Inc., a publicly traded aerospace and industrial energy control solutions provider, since May 2022; Montgomery Distinguished Professor of Practice at the University of Virginia’s School of Engineering and Applied Sciences from August 2019 through January 2022; Chief Executive Officer of Arconic from 2018 to 2019; Chief Executive Officer (from 2016 to 2017) and President and CEO (from 2011 to 2016) of GE Appliances.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
As chief executive officer and a director of a publicly traded company, Mr. Blankenship brings significant leadership, operational and financial experience to the Board. Mr. Blankenship also brings significant technical expertise associated with the specialty materials industry and aerospace and industrial equipment markets.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, Woodward, Inc.

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Former director, Arconic Corporation

AGE	57
DIRECTOR SINCE	2025
BOARD COMMITTEES	—*
INDEPENDENT	No
* Mr. Breuer serves as an alternate member of the Executive Committee at any meeting in which the Executive Chairman of the Board is absent.
James R. breuer
POSITION AND BUSINESS EXPERIENCE
Chief Executive Officer of Fluor, since 2025; Chief Operating Officer of Fluor from 2024 to 2025; previously Group President, Energy Solutions at Fluor from 2021 to 2024; President, Downstream — Energy & Chemicals at Fluor from 2019 to 2021; Vice President and General Manager, South America — Mining & Metals at Fluor from 2017 to 2019; first joined Fluor in 1993.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
As Chief Executive Officer, Mr. Breuer brings a comprehensive understanding of the strategy and operations of Fluor, built on his decades of service in multiple markets and geographies. His extensive familiarity with the engineering, procurement and construction industry makes him uniquely positioned to contribute to the Board.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Former director, NuScale Power Corporation

6   2026 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS
AGE	72
DIRECTOR SINCE	2026
BOARD COMMITTEES	Audit and Commercial Strategies and Operational Risk
INDEPENDENT	Yes
ROBERT G. CARD
POSITION AND BUSINESS EXPERIENCE
Former President and CEO of SNC-Lavalin, an engineering, construction and project development firm, from 2012 to 2015; President of the Energy, Water & Facilities Divisions of CH2M (formerly CH2M Hill), a global engineering firm, from 2004 through 2012; Under Secretary of Energy in the U.S. Department of Energy, from 2001 through 2004.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Card brings substantial expertise in the engineering and construction industry to the Board. He has served as the CEO of a major global engineering and construction firm, and has served on multiple boards in the industry, both public and private. His three decades of top management and board experience cover the geographies and markets served by Fluor, and provide the Board with valuable perspectives on our industry. In addition, Mr. Card’s experience in the public sector brings valuable government-related expertise.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Former director, AECOM

AGE	72
DIRECTOR SINCE	2020 (with previous service from 2010 to 2011)
BOARD COMMITTEES	Commercial Strategies and Operational Risk and Organization and Compensation
INDEPENDENT	Yes
H. Paulett eberhart
POSITION AND BUSINESS EXPERIENCE
Chair and Chief Executive Officer of HMS Ventures, a privately-held business involved with technology services and the acquisition and management of real estate, since 2014; President and Chief Executive Officer of CDI Corp., a provider of engineering and information technology outsourcing and professional staffing services, from 2011 through 2014; Chair and Executive Officer of HMS Ventures from 2009 to 2011; President and Chief Executive Officer of Invensys Process Systems, Inc., a process automation company, from 2007 to 2009.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Ms. Eberhart’s qualifications to serve on the Board include her many years of service as a Chief Executive Officer at both private and public companies. Her board service at other public companies, including as a lead director, provides valuable corporate governance experience. In addition, her many years of service as an executive at Electronic Data Systems Corporation bring valuable global operational, financial and accounting expertise to the Board, as well as knowledge of information technology matters.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, KORE Group Holdings, Inc.

■
Director, LPL Financial Holdings Inc.

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Director, Valero Energy Corporation

■
Former director, Anadarko Petroleum Corporation

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Former director, Vine Energy Inc.

2026 PROXY STATEMENT   7

FLUOR CORPORATION
AGE	63
DIRECTOR SINCE	2024
BOARD COMMITTEES	Commercial Strategies and Operational Risk (Chair), Executive and Governance
INDEPENDENT	Yes
lisa glatch
POSITION AND BUSINESS EXPERIENCE
President, LNG and Net Zero Solutions of Sempra Infrastructure, an energy infrastructure company, from 2021 to 2022; President and Chief Operating Officer of Sempra LNG from 2019 to 2021; Strategic Initiatives Officer of Sempra Energy from 2018 to 2019. Prior to joining Sempra, she held several senior executive positions in business development, operations and project management at CH2M (formerly CH2M Hill), Jacobs Solutions Inc. and Fluor.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
With more than 35 years of experience, Ms. Glatch has held several senior executive positions in business development, operations and project management. Her experience spans the public and private sectors in the energy, chemicals, environmental, mining, water and transportation industries. Her service within Fortune 500 companies in infrastructure, energy and liquified natural gas provides valuable perspective to our Board as our clients transition to sustainable infrastructure and energy solutions.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, Xylem Inc

■
Former director, Hess Corporation

■
Former director, Evoqua Water Technologies Corp.

■
Former director, Infraestructura Energética Nova, S.A.B. de C.V.

Lead Independent Director*
AGE	72
DIRECTOR SINCE	2016 (with previous service from March 2001 to April 2015)
BOARD COMMITTEES	Organization and Compensation (Chair), Commercial Strategies and Operational Risk and Executive*
INDEPENDENT	Yes
* Mr. Hackett has been appointed Chair of the Board, effective May 5, 2026
James T. Hackett
POSITION AND BUSINESS EXPERIENCE
President of Tessellation Services, LLC, a privately-held consulting services firm, since 2013; Executive Chairman of Alta Mesa Resources, Inc., an onshore oil and gas exploration and production company, from 2018 to 2020; Partner of Riverstone Holdings LLC, an energy and power focused private investment firm, from 2013 to 2018; Executive Chairman of Anadarko Petroleum Corporation from 2012 to 2013; Chief Executive Officer of Anadarko from 2003 to 2012.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Hackett has extensive knowledge of the global oil and gas industry. His several decades of executive experience, as well as his experience serving on other public company boards and as a former Chair of the Board of the Federal Reserve Bank of Dallas, enable him to provide respected guidance on business strategy and financial matters, as well as perspective about the oil and gas markets.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, Enterprise Products Partners L.P.

■
Director, Schlumberger Limited

■
Former director, NuScale Power Corporation

■
Former director, Alta Mesa Resources, Inc.

■
Former director, NOV Inc.

8   2026 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS
AGE	62
DIRECTOR SINCE	2020
BOARD COMMITTEES	Governance (Chair), Audit and Executive
INDEPENDENT	Yes
Teri p. mcclure
POSITION AND BUSINESS EXPERIENCE
Chief Human Resources Officer and Senior Vice President, Labor at United Parcel Services, Inc., the world’s largest package delivery company and provider of global supply chain management services, from 2016 until her retirement in 2019; Senior Vice President, Legal, Compliance & Public Affairs, General Counsel & Secretary at UPS from 2006 to 2016; General Counsel at UPS from 2005 to 2006; joined UPS in 1995.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Ms. McClure’s long tenure as a senior executive and director of large, publicly traded companies makes her a valued member of our board. Her broad experience and expertise provide unique knowledge in human capital strategy and executive compensation, as well as compliance, regulatory, corporate governance and legal matters.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, JetBlue Airways Corporation

■
Director, Lennar Corporation

■
Former director, GMS, Inc.

AGE	66
DIRECTOR SINCE	2014
BOARD COMMITTEES	Audit and Organization and Compensation
INDEPENDENT	Yes
MATTHEW K. ROSE
POSITION AND BUSINESS EXPERIENCE
Advisor to BDT Capital Partners, LLC, an investment and advisory firm specializing in family and founder-led companies, since 2019; Executive Chairman, Burlington Northern Santa Fe, LLC, a subsidiary of Berkshire Hathaway Inc. (and former public company) and one of the largest freight rail systems in North America, from 2014 until his retirement in 2019; Chairman and Chief Executive Officer of BNSF from 2002 to 2014; joined BNSF in 1993.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Rose’s qualifications include his extensive leadership experience gained from overseeing a large, complex and highly regulated organization, his considerable knowledge of operations management and business strategy and his deep understanding of public company oversight. In addition, his experience serving on other public company boards, as well as the board of the Federal Reserve Bank of Dallas, makes him a valuable contributor to our Board.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, AT&T Inc.

BOARD RECOMMENDATION ✓
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL TEN DIRECTOR NOMINEES.

2026 PROXY STATEMENT   9

FLUOR CORPORATION
CORPORATE GOVERNANCE
CORPORATE GOVERNANCE HIGHLIGHTS
We believe that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will provide long-term benefit to our stockholders. During the past year, we continued our annual practice of reviewing our corporate governance policies and practices, comparing them to those suggested by various commentators on corporate governance and the practices of other public companies and engaging with our stockholders on corporate governance issues.
The following highlights some of our core governance values:

Annual Director Elections	All directors stand for election annually.
Annual Board Evaluations	We conduct annual evaluations of the Board, its committees and all individual Board members.
Director Resignation Policy
If an incumbent director is not re-elected, the Governance Committee will consider his or her contingent resignation (given prior to the meeting) and make a recommendation to the Board on whether to accept or reject the resignation. The Board will then publicly announce its decision regarding whether to accept the resignation and, if not, the reasons why.

Stockholder Right to Call a Special Meeting	Holders of at least 25% of our outstanding common stock have the right to call a special meeting of stockholders.
Majority Voting Provisions	Our corporate governance documents contain majority (as opposed to supermajority) voting provisions.
Director Independence
All director nominees, except for James Breuer, are independent. At times when the Chairman of the Board is not independent, we also appoint a Lead Independent Director who presides over executive sessions of the independent directors of the Board and approves agendas for Board meetings.

Proxy Access
Our proxy access bylaws give stockholders the ability to nominate and include director nominees in our proxy materials. Proxy access is available to a stockholder, or group of up to 20 stockholders, that has owned at least 3% of our outstanding common stock for at least three years, and can be used to nominate up to two directors or 20% of the Board (whichever is greater), provided that the other requirements of the bylaws are met.

Each year, our Board reviews all committee charters and in our most recent review, the Board updated the charters for the Audit Committee, the Executive Committee and the Organization and Compensation Committee.
In addition, in May 2025 the Board reviewed the Company’s Corporate Governance Guidelines. You can access our current committee charters, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, as well as other information regarding our corporate governance practices, on our website at www.fluor.com/about-fluor/approach/governance. Our Code of Business Conduct and Ethics for Fluor employees can be found on our website at www.fluor.com/about-fluor/approach/compliance-and-ethics.
10   2026 PROXY STATEMENT

CORPORATE GOVERNANCE
STOCKHOLDER ENGAGEMENT
Fluor has a long tradition of engaging with its stockholders and being responsive to their perspectives. In addition to our regularly hosted investor days, we meet with stockholders on corporate governance and other topics of interest to them. Prior to adopting corporate governance initiatives, we consider the policies of our stockholders and solicit their perspectives on potential courses of action. Fluor and our Board have spoken to investors on a number of topics over the last several years, including governance, strategic initiatives and executive compensation.
SUSTAINABILITY, STAKEHOLDER AND GOVERNANCE MATTERS
At Fluor, fostering a high-performance culture of project delivery is a strategic priority for value creation. Our culture embraces a focus on sustainability, stakeholder and governance matters.
Our sustainability mission envisions meeting the needs of our clients while conducting business in a socially, economically and environmentally responsible manner to the benefit of current and future generations, thereby creating value for all stakeholders. Fluor helps clients safeguard the environment, conserve energy, protect lives and strengthen economies and social structures of communities.
To lead and coordinate our sustainability policies, strategies and programs, we have a Sustainability Committee, led by a Sustainability Group Chair with full-time responsibility for sustainability matters. The Sustainability Committee includes representatives of each of our business segments, as well as a cross-functional team of subject matter experts from communications, health, safety and environmental, investor relations, human resources and legal.
BOARD OVERSIGHT
The Board is highly engaged in assessing sustainability, stakeholder and governance matters and regularly receives updates on our performance, initiatives and challenges. Each of our Board committees has responsibilities overseeing aspects of these topics as detailed in their charters. In particular, the Governance Committee and the Organization and Compensation Committee play key roles in sustainability, stakeholder and governance oversight:
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The Governance Committee regularly receives reports from management regarding sustainability, stakeholder and governance efforts and reviews and discusses public reporting on these topics, as well as reviews and discusses our strategy, initiatives and policies related to these topics with management. The Governance Committee reviews the Company’s Political Activities Policy, reports regarding political contributions, lobbying activities and participation in trade associations, and makes recommendations regarding policies and procedures relating to charitable, education and political contributions. The Governance Committee also oversees Board composition and qualifications.

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The Organization and Compensation Committee plays a key role in human capital management, overseeing our strategic employment and workplace policies, practices and outcomes, including those related to equal opportunity, nondiscrimination and environmental, health and safety policies. The Organization and Compensation Committee also reviews and monitors the Company’s top level organizational structure and senior management succession planning.

You can read more about our priority to develop our workforce, our achievements in health, safety and environmental matters, our commitment to integrity and ethical business conduct and our proactive approach to community involvement and other sustainability efforts by reading our integrated report and sustainability data disclosure document, available by visiting www.fluor.com/about-fluor/approach/corporate-reporting. We report our sustainability data using the Global Reporting Initiative standards and Sustainability Accounting Standards Board standards.
BOARD INDEPENDENCE
In accordance with New York Stock Exchange (“NYSE”) listing standards and our Corporate Governance Guidelines, our Board determines annually which directors are independent and, through the Governance Committee, oversees the independence of directors throughout the year. In addition to meeting the minimum NYSE standards of independence, a director qualifies as “independent” only if the Board affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company). A relationship is “material” if, in the judgment of the Board, the relationship would interfere with the director’s independent judgment.
Our Board has adopted director independence standards for assessing the independence of our directors. These criteria include restrictions on the nature and extent of any affiliations the directors and their immediate family members may have with us, our independent accountants, organizations with which we do business, other companies where our executive officers serve as compensation committee

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FLUOR CORPORATION
members and non-profit entities with which we have a relationship. Our independence standards are included in our Corporate Governance Guidelines, which are available at www.fluor.com/about-fluor/approach/governance.
The Board, as recommended by the Governance Committee, has determined that each of the Company’s current directors and director nominees (other than Mr. Constable and Mr. Breuer) is independent of the Company and its management under NYSE listing standards and the standards set forth in our Corporate Governance Guidelines. The Board also determined that each of the members of the Audit, Commercial Strategies and Operational Risk, Governance and Organization and Compensation Committees has no material relationship with Fluor and is independent within the meaning of the NYSE standards and our director independence standards for such committee. Mr. Constable and Mr. Breuer are not independent because of their employment as executive officers of the Company.
Finally, the Board reviewed charitable contributions made to non-profit organizations for which Board members (or their respective spouses) serve as an employee or on the board of directors. Specifically, the Board considered that certain directors and/or their family members (Ms. Berkery, Mr. Hackett, Mr. Leppert, and Mr. Rose) are affiliated with non-profit organizations that received contributions from the Company in 2025, 2024 or 2023. No organization received contributions in a single year in excess of  $100,000, which falls below the threshold of the Company’s independence standards.
RISK MANAGEMENT OVERSIGHT

The Board
Monitors how management operates the Company. When granting authority to management, approving strategies and receiving management reports, the Board considers the risks and vulnerabilities the Company faces. In addition, the Board discusses risks related to business strategy at an annual strategic planning meeting. The Board also delegates responsibility for the oversight of certain risks to the Board’s committees, each of which reports at least quarterly to the Board regarding the areas they oversee.

Audit Committee
Coordinates and communicates with the Board’s Commercial Strategies and Operational Risk Committee regarding strategic and operational risks.
Reviews and discusses with management the framework for identifying enterprise risks, including the overall enterprise risk management process, the methods of risk assessment, the risk mitigation strategies and the overall effectiveness of guidelines, policies and systems with respect to risk assessment and management.
Reviews and discusses with management significant enterprise risks, including those associated with overall financial reporting, disclosure process, legal matters, regulatory compliance, cybersecurity, information technology (“IT”) and data privacy, artificial intelligence, as well as accounting risk exposure and policies and procedures for derivative and foreign exchange transactions and insurance coverage.

Commercial Strategies and Operational Risk Committee
Coordinates and communicates with the Board’s Audit Committee regarding risk assessment and risk management.
Reviews and discusses with management commercial strategies and operational risks, significant prospective and current projects, including major strategic and operational risks with respect to such prospects and projects, as well as risk identification, risk assessment and risk mitigation policies, procedures and practices for its strategic and operational risks.

Organization and Compensation Committee
Reviews compensation policies and programs, as well as the design of short-term and long-term incentive compensation, to confirm that they do not encourage unnecessary and/or excessive risk taking.
Responsible for overseeing employment, workplace, environmental, health and safety policies.

Governance Committee
Responsible for overseeing issues that may create governance risks, such as board composition, director selection and other critical governance policies and practices.
Reviews and discusses with management the operational, regulatory and reputational risks and impacts of sustainability, stakeholder and governance matters, including management of such risks and impacts.

CYBERSECURITY RISKS
Cybersecurity and other IT risks are important areas of focus for the Board, which views managing these risks as essential. As part of its oversight function, the Board devotes significant attention to these matters.

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Our Board receives quarterly reports from management which may address a broad range of cybersecurity and IT topics, including trends, regulatory developments, data security policies and practices, cybersecurity incidents, current and projected threat assessments and ongoing efforts to prevent, detect and respond to critical threats. In recent years, the full Board has participated in a tabletop exercise on cyber incident response led by third party experts. Two of our directors, Ms. Glatch and Mr. Hackett, have completed the National Association of Corporate Directors (NACD) Cyber-Risk Oversight Program and earned the CERT Certificate in Cyber-Risk Oversight.
Our Audit Committee, which is responsible for oversight of cybersecurity risks, periodically reviews and discusses with management, including the Chief Information Officer and Chief Information Security Officer, risk issues associated with cybersecurity and policies and controls intended to mitigate those risks.
Our Chief Information Security Officer meets with our Audit Committee at least annually to discuss cybersecurity risk and related issues. These meetings may encompass a broad range of topics, including:
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cybersecurity initiatives and strategies,

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cybersecurity events,

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emerging threats,

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regulatory requirements, and

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industry standards.

To help manage our cybersecurity risk, all employees participate in a number of information security training programs, our cyber policies and programs are externally certified, and we hold cybersecurity risk insurance.
BOARD LEADERSHIP
The Chair of the Board is elected by the Board on an annual basis based on the recommendation of the Governance Committee. The Governance Committee annually reviews the leadership structure of the Board and recommends changes to the Board as appropriate. As set forth in our Bylaws and the Corporate Governance Guidelines, the Board is empowered to choose any one of its members as Chair of the Board. The Board welcomes and takes under consideration any input received from our stockholders regarding the Board’s leadership structure and informs stockholders of any change in the Board’s leadership structure through press releases or through amendments to the Corporate Governance Guidelines. In 2022, the Board named Mr. Constable as Chairman. In 2025, in connection with the appointment of Mr. Breuer to CEO, the Board determined that different individuals should hold the positions of Chair of the Board and CEO of the Company with Mr. Constable continuing to serve as Executive Chairman and Mr. Breuer appointed to serve as CEO, effective May 1, 2025. In connection with Mr. Constable’s decision to retire from the Board at the 2026 annual meeting of shareholders, the Board appointed Mr. Hackett as Chair of the Board, effective May 5, 2026. The Board determined that having an independent Chair of the Board is appropriate at this time, as it allows Mr. Breuer to focus on strategy, business and day-to-day operations, while enabling Mr. Hackett to focus on governance matters and leadership of the Board. This structure will also allow the Board to benefit from Mr. Hackett’s experience and knowledge of Board governance from his prior service as the Board’s Lead Independent Director.
To provide for independent leadership, the Board also established a Lead Independent Director position to serve when the Company has a non-independent Chair, as it believes that the role of Lead Independent Director promotes effective governance. The Lead Independent Director serves for a term of three years (subject to annual reelection to the Board) and is elected by the independent directors. The duties are closely aligned with the role of an independent chair, and will continue to be fulfilled by Mr. Hackett after he becomes Chair of the Board, to the extent applicable. In particular, when applicable, the Lead Independent Director’s responsibilities are to:
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preside over and set the agenda for all executive sessions of the independent directors of the Board;

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approve agendas and schedules for meetings of the Board and information sent to the Board;

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chair Board meetings in the Chairman’s absence;

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act as a liaison between the independent directors and Chairman;

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provide guidance on the director orientation process for new Board members;

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consult and communicate with stockholders, as appropriate;

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monitor communications to the Board from stockholders and other interested parties; and

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call executive sessions of the independent directors, as needed.

The Board believes that this leadership structure will provide independent Board leadership and engagement. In addition, each of the Board’s committees other than the Executive Committee is composed entirely of independent directors. Consequently, independent

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FLUOR CORPORATION
directors directly oversee critical matters such as the compensation policy for executive officers, succession planning, our methods of risk assessment and risk mitigation strategies, our policies and practices related to corporate governance, the director nominations process, our corporate finance strategies and initiatives, and the integrity of our financial statements and internal controls.
BOARD MEETINGS AND COMMITTEES
During 2025, the Board held seven meetings. Each of the current directors attended more than 87% of the aggregate number of meetings of the Board and of the Board committees on which he or she served and which were held at a time when such director served.
As described earlier, the Lead Independent Director presides over all executive sessions of the independent directors. Executive sessions of independent directors take place at each regular Board meeting in accordance with our Corporate Governance Guidelines. During 2025, four executive sessions of the independent directors were held.
The Board has a policy that directors attend the annual meeting of stockholders each year. All directors then serving attended the virtual 2025 annual meeting of stockholders.
Our Board has five standing committees:
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Audit;

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Commercial Strategies and Operational Risk;

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Executive;

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Governance; and

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Organization and Compensation.

Each committee has a charter that has been approved by the Board. Apart from the Executive Committee, each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. Any recommended changes to the charters require approval by the Board.
The table below shows the current membership of each committee, and the independence status of each director.
Director	Independent	Audit Committee	Commercial Strategies and Operational Risk Committee	Executive Committee	Governance Committee	Organization and Compensation Committee
Alan M. Bennett	✔	C		•		•
Rosemary T. Berkery	✔	•		•	•
Charles P. Blankenship Jr.	✔	•	•
James R. Breuer				A
Robert G. Card	✔	•	•
David E. Constable**(1)				C
H. Paulett Eberhart	✔		•			•
Lisa Glatch	✔		C	•	•
James T. Hackett*(1)	✔		•	•		C
Thomas C. Leppert(1)	✔		•		•
Teri P. McClure	✔	•			C
Matthew K. Rose	✔	•				•
* Lead Independent Director  ** Executive Chairman of the Board  C Committee Chair  • Member  A Alternate
(1)
Mr. Constable and Mr. Leppert will not stand for re-election, and their terms will expire at the 2026 annual meeting. Mr. Hackett will become Chair of the Board, effective May 5, 2026.

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AUDIT COMMITTEE
MEMBERS Alan M. Bennett, Chair* Rosemary T. Berkery Charles P. Blankenship, Jr. Robert G. Card Teri P. McClure Matthew K. Rose*	Each of the directors who serves on the Audit Committee is independent within the meaning set forth in SEC regulations, NYSE standards and our Corporate Governance Guidelines.
* Audit Committee Financial Expert, as determined by the Board
Meetings During 2025:
Five
Key Responsibilities:
The responsibilities of the Audit Committee and its activities during 2025 are addressed in the “Report of the Audit Committee” section of this proxy statement. The Audit Committee also meets in executive sessions, at least quarterly, with the independent registered public accounting firm, the head of internal audit and management. Meetings with management may include any or all of the CEO, the Chief Financial Officer, the Chief Legal Officer or the Chief Compliance Officer. The Audit Committee also has risk oversight responsibilities previously outlined above, and reviews and discusses with management risk issues associated with cybersecurity and other IT and policies and controls to mitigate those risks.

COMMERCIAL STRATEGIES AND OPERATIONAL RISK COMMITTEE
MEMBERS Lisa Glatch, Chair Charles P. Blankenship, Jr. Robert G. Card H. Paulett Eberhart James T. Hackett Thomas C. Leppert	Each of the members of the Commercial Strategies and Operational Risk Committee is independent within the meaning set forth in NYSE listing standards and our Corporate Governance Guidelines.
Meetings During 2025:
Four
Key Responsibilities:

The Commercial Strategies and Operational Risk Committee’s primary responsibilities, which are discussed in detail within its charter, are to:
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review and discuss with management commercial strategies and related risks, as well as significant prospective and current projects, including any major strategic and operational risks with respect to such prospects and projects;

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discuss with management the Company’s risk identification, risk assessment and risk mitigation policies, procedures and practices for its strategic and operational risks; and

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see that the Board is regularly apprised of strategic and operational risks and associated risk mitigation policies, procedures and practices.

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FLUOR CORPORATION
EXECUTIVE COMMITTEE
MEMBERS David E. Constable, Chair Alan M. Bennett James R. Breuer* Lisa Glatch James T. Hackett Teri P. McClure
Each of the members of the Executive Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines, other than Mr. Constable and Mr. Breuer.
* Mr. Breuer serves as an alternate member of the Executive Committee at any committee meeting in which the Executive Chairman of the Board is absent.

Meetings During 2025:
Nine
Key Responsibilities:
When the Board is not in session, the Executive Committee has all of the power and authority of the Board, subject to the Company’s Certificate of Incorporation and Bylaws, and applicable laws, rules, regulations and listing standards of the NYSE.

GOVERNANCE COMMITTEE
MEMBERS Teri P. McClure, Chair Rosemary T. Berkery Lisa Glatch Thomas C. Leppert	Each of the members of the Governance Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines.
Meetings During 2025:
Four
Key Responsibilities:

The Governance Committee’s primary responsibilities, which are discussed in detail within its charter, are to:
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engage in succession planning for the Board;

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identify qualified candidates to be nominated for election to the Board and directors qualified to serve on the Board’s committees;

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develop, review and evaluate background information for any candidates for the Board, including those recommended by stockholders, and make recommendations to the Board regarding such candidates;

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oversee the independence of directors;

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develop, implement, monitor and oversee policies and practices relating to corporate governance, including the Corporate Governance Guidelines and Code of Business Conduct and Ethics for Members of the Board of Directors;

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oversee the annual evaluation of the Board, its committees and individual directors;

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annually review the Company’s Political Activities Policy, as well as a report on the Company’s specific political contributions, lobbying activities, and participation in trade associations; and

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review and receive reports from management regarding the Company’s sustainability, stakeholder and governance efforts, and review and discuss with management the Company’s public reporting on these topics, the strategy, initiatives, policies and progress toward key objectives related to such topics, and the operational, regulatory, and reputational risks and impacts of these matters.

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CORPORATE GOVERNANCE
ORGANIZATION AND COMPENSATION COMMITTEE
MEMBERS James T. Hackett, Chair Alan M. Bennett H. Paulett Eberhart Matthew K. Rose	Each of the members of the Organization and Compensation Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines.
Meetings During 2025:
Six, including four regular meetings which included an executive session attended by the committee members and the committee’s independent compensation advisor
Key Responsibilities:

The Organization and Compensation Committee’s primary responsibilities, which are discussed in detail within its charter, are to:
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review and monitor top level organizational structure and senior management succession planning and recommend the appointment of executive officers and other corporate officers;

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review and approve corporate goals and objectives relevant to the Executive Chairman and CEO’s compensation, evaluate (in consultation with the other independent directors) the achievement of those goals and recommend the compensation levels of the Executive Chairman and CEO to the independent directors;

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set the overall compensation policy for the executive officers (other than the Executive Chairman and CEO), including base salary and annual and long-term incentive awards, and approve compensation paid to such officers, considering the recommendations of the Executive Chairman and CEO;

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review the compensation for non-management directors annually and recommend changes to the Board; and

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with respect to human capital management, oversee the Company’s strategic employment and workplace policies, practices and outcomes, including those related to equal employment opportunity, nondiscrimination and environmental, health and safety.

The Committee may delegate a portion of its responsibilities to a subcommittee denominated by it when appropriate.
In addition to the risk oversight responsibilities described above, the responsibilities of the Organization and Compensation Committee and its activities during 2025 are further addressed in the “Compensation Discussion and Analysis” section of this proxy statement.

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FLUOR CORPORATION
BOARD AND COMMITTEE EVALUATIONS
In order to monitor and improve their effectiveness, and to solicit and act upon feedback received, the Board and its committees engage in an annual formal self-evaluation process. As part of the self-evaluation process, directors consider various topics related to Board composition, structure, effectiveness and responsibilities. While the Board and each of its committees conduct the self-evaluations annually, the Board considers its performance and that of its committees throughout the year and shares feedback with management. The self-evaluation process that the Board has historically used is conducted as follows:

GOVERNANCE COMMITTEE REVIEW

The Governance Committee and the Lead Independent Director examine the previous year's evaluation process to ensure the process allows directors the opportunity to provide feedback.

CONDUCT EVALUATIONS

Each director evaluates the various measures of performance for the Board and each committee on which the director serves. Topics include processes, performance and effectiveness.

SUMMARY OF EVALUATIONS

Responses are aggregated independently of the Board and without attribution to specific Board or committee members to promote candor.

BOARD AND COMMITTEE REVIEW

Using the aggregated results, the Governance Committee reviews the evaluation results. Each committee also receives summarized results for that committee. Recommended actions, if any, are shared with the full Board.

INDIVIDUAL EVALUATIONS

Each director is evaluated on an annual basis. The Executive Committee evaluates each director, other than those serving on that Committee. The Chairman and Lead Independent Director evaluate the remaining directors.

RESULTS OF INDIVIDUAL EVALUATIONS

Individual meetings are held with directors to address any concerns raised. The Governance Committee receives a summary from the Lead Independent Director of the individual evaluation results.

SUCCESSION PLANNING
BOARD SUCCESSION PLANNING
The entire Board and the Governance Committee, which oversees Board succession planning pursuant to its charter, understand the importance of Board refreshment and aim to strike a balance between the knowledge that comes from longer-term service on the Board with the new experience, ideas and perspectives that come from adding directors to the Board. Reflecting this commitment to thoughtful Board refreshment, four of our ten directors have joined our Board within the past four years. In addition, the Governance Committee views the consistent focus on Board membership criteria, Board composition and size, as well as succession planning, to be integral parts of Board refreshment. The Governance Committee has also developed a skills matrix, which is reviewed annually, to inform director searches and succession planning.
In 2025 and early 2026, the Governance Committee was particularly focused on the evolution of the Board, including long-term Board and committee succession planning. After initial screenings and outreach, as well as additional guidance from the Governance Committee, members of the Governance Committee and other directors interviewed potential director candidates. Based on this process, the Board, on

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CORPORATE GOVERNANCE
the recommendation of the Committee, appointed Mr. Blankenship and Mr. Card to the Board in March 2025 and March 2026 respectively, to fill the vacancies resulting from the retirement of Mr. Olivera in April 2025 and the expiration of Mr. Leppert’s term in May 2026. Mr. Blankenship and Mr. Card have extensive skills and qualifications that are described above under “Director Biographies.” As previously announced in February 2026, in connection with Mr. Constable’s decision to retire from the Board, the Board named Mr. Hackett as Chair of the Board effective May 5, 2026. The Board will continue to work to establish a pool of qualified potential candidates to support our succession planning efforts, taking into consideration the qualification and skills addressed below under “Director Qualifications.”
MANAGEMENT SUCCESSION PLANNING
Reflecting the critical importance of senior leadership to our success and overall business strategy, the Board is committed to overseeing ongoing talent management and management succession planning. The Board has assigned to the Organization and Compensation Committee, as set forth in its charter, the responsibility to oversee the succession plans relating to senior management, including the CEO, and to recommend to the Board the selection of individuals for senior management positions. Additionally, our Corporate Governance Guidelines require that the CEO annually provide the Organization and Compensation Committee an assessment of internal successors to the CEO position. The CEO also provides the committee with an assessment of persons considered potential successors to other senior management positions. The Organization and Compensation Committee gives a succession planning report to the full Board annually. As part of this report, the Organization and Compensation Committee reviews a succession plan that addresses both sudden and unplanned absence or inability of the CEO or other senior executives to fill their positions, and planned promotions and retirements. This report also includes a consideration of both internal and external candidates. This process enables the Board to maintain a long-term and continuing program for effective senior leadership development and succession as well as emergency replacement succession plans.
Management succession planning has been among the Board’s top priorities. In preparation for our CEO transition, we engaged an external consultant to conduct an assessment of both internal and external candidates. Following a rigorous process, in February 2025, the Board appointed Mr. Breuer as CEO, effective May 1, 2025. and Mr. Constable transitioned into the role of Executive Chairman, ensuring continuity of leadership and strategic direction of the company. In addition, the Board appointed Mr. John C. Regan as Chief Financial Officer, effective March 1, 2025.
CONSIDERATION OF DIRECTOR NOMINEES
DIRECTOR QUALIFICATIONS
The Board believes that our stockholders benefit when the Board includes individuals with a diverse range of backgrounds and experience to give the Board both depth and breadth in the mix of skills represented.
As provided in our Corporate Governance Guidelines, while all directors should possess business acumen and must exercise sound judgment in their oversight of our operations, the Board endeavors to include an array of appropriate skills and experience in its overall composition. Accordingly, the Board and Governance Committee consider the qualifications of directors and director nominees both individually and in the broader context of the Board’s overall composition and the Company’s current and anticipated future needs. As part of the search process for each new director, the Governance Committee includes women and minorities in the pool of candidates (and instructs any search firm the Committee engages to the same), from which the Governance Committee selects the most appropriate candidate taking into consideration the qualifications and skills addressed in our Board membership criteria.
Our Corporate Governance Guidelines contain the Board membership criteria that apply to current directors and nominees. The Governance Committee is responsible for reviewing with the Board on an annual basis (and as needed), and recommending to the Board, the skills, experience, characteristics and other criteria for identifying and evaluating Board members. The Governance Committee evaluates the composition of the Board annually (and as needed) to assess whether the criteria established by the Board are currently represented on the Board as a whole, and in individual directors, and to assess the criteria that may be appropriate in light of the Company’s anticipated future needs. This assessment takes into consideration issues of diversity of thought and background, experience, qualifications, attributes and skills. Criteria that our Board looks for in a candidate include, among other things, an individual’s business experience and skills, judgment, independence, integrity, reputation and international background, the individual’s understanding of such areas as finance, marketing, IT, regulation and public policy, whether the individual has the ability to commit sufficient time and attention to the activities of the Board, the fit of the individual’s skills and personality with those of other directors in building a Board that is effective, collegial and responsive to the needs of the Company, and the absence of potential conflicts with the Company’s interests. The Board assesses its effectiveness in managing the selection process in the course of assessing director candidates, which is an ongoing process, and in the context of its Board and committee evaluations.

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FLUOR CORPORATION
IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR
The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, or skill or experience needs are identified, the Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Governance Committee through various means, including current Board members, professional search firms, stockholders or other persons. The Governance Committee reviews a variety of information about candidates, including materials provided by professional search firms, if applicable, or other parties suggesting the candidate. In evaluating candidates, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Mr. Card, who joined the Board in 2026, was first recommended for nomination by a current director.
The Board understands the significant time commitment involved with serving on the Board and its committees. Under our Corporate Governance Guidelines, directors should limit their service as directors on public company boards and investment company boards to no more than four (including the Company’s Board). Directors who are serving as executive officers of public companies may not serve on the boards of more than one other public company in addition to the Company’s Board. Directors must advise the Chair of the Governance Committee in advance of accepting an invitation to serve on another board. Based upon their current board commitments, all director nominees are currently in compliance with our Corporate Governance Guidelines regarding director commitments. In determining to recommend each of the nominees for election at the annual meeting, the Governance Committee and the Board evaluated the current time commitments of each nominee, as well as the requirements of our Corporate Governance Guidelines and expectations of our shareholders, and concluded that each of the nominees has demonstrated that they have committed and will continue to be able to commit the appropriate time to fulfill their duties and effectively serve on our Board and its committees.
STOCKHOLDER RECOMMENDATIONS
The Governance Committee considers properly submitted stockholder recommendations for candidates for Board membership. If a stockholder properly recommends an individual to the Governance Committee to serve as a director, all recommendations are aggregated and considered by the Governance Committee at a meeting prior to the issuance of the proxy statement. Any materials provided in connection with the recommendation of a director candidate are reviewed by the Governance Committee for the membership criteria set forth under “— Director Qualifications” above and the Board’s existing composition. The Governance Committee applies the same standards for evaluating any stockholder-recommended candidates as it does with candidates identified through other means. Any stockholder wishing to recommend a director candidate should submit a recommendation in writing demonstrating their share ownership and indicating the candidate’s qualifications and other relevant biographical information and provide confirmation of the candidate’s consent to serve as director. This information should be addressed to the Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders also have the ability to nominate directors for election in accordance with the Bylaws. See “2027 Annual Meeting of Stockholders  —  Advance Notice Procedures” and “— Proxy Access Procedures,” and Sections 2.04 and 2.10 of our Bylaws, which are available at www.fluor.com/about-fluor/approach/governance.
RELATED PERSON TRANSACTIONS
The Company has adopted a written policy for the approval of transactions to which the Company is a party and in which the aggregate amount involved in the transaction will or may be expected to exceed $100,000 in any calendar year if any director, director nominee, executive officer, greater-than-5% beneficial owner or their respective immediate family members have or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).
The policy provides that the Governance Committee reviews certain transactions and determines whether to approve those transactions. In doing so, the committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available in a transaction with an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The committee will not approve any transaction if it determines the transaction to be inconsistent with the interests of the Company and its stockholders. In addition, the Board has delegated authority to the chair of the Governance Committee to approve transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full Governance Committee for its review in connection with each regularly scheduled Governance Committee meeting.
The Governance Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include, but are not limited to:
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employment of immediate family members of directors, director nominees, executive officers and greater-than-5% beneficial owners in non-executive positions with the Company;

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■
business transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer) if the amount of business falls below the thresholds in NYSE listing standards and the Company’s director independence standards; and

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contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) or director if the aggregate amount involved does not exceed the lesser of  $1 million or 2% of the organization’s consolidated gross annual revenue.

During 2025, the Company entered into consulting agreements with its former Executive Vice President and Chief Financial Officer, Mr. Joseph L. Brennan, and its former Executive Vice President, Chief Legal Officer and Secretary, Mr. John R. Reynolds, both of whom retired from the Company in 2025. Pursuant to the agreements, Messrs. Brennan and Reynolds provided advisory and consultation services to the Company at an agreed hourly rate for six months following their retirements. The amounts paid under the agreements were approximately $284,800 to Mr. Brennan and $109,150 to Mr. Reynolds, respectively.
CERTAIN LEGAL PROCEEDINGS
Since October 2025, four separate purported stockholders’ derivative actions have been filed against various current and former members of the Board, including our nominees, other than Mr. Card, as well as certain of Fluor’s current and former executives. The Company is named as a nominal defendant in the actions. The complaints generally allege breaches of the individuals’ fiduciary duties and related state and federal law claims, including for purported oversight failures in not preventing false or misleading statements regarding market conditions, certain infrastructure projects and the effectiveness of the Company’s risk mitigation strategies.
COMMUNICATIONS WITH THE BOARD
Individuals may communicate with the Board and individual directors by writing directly to the Board c/o the Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders and other parties interested in communicating directly with the Lead Independent Director or with the independent directors as a group may do so by writing directly to the Lead Independent Director c/o the Secretary at the above address. The Lead Independent Director, with the assistance of Fluor’s internal legal counsel, is primarily responsible for monitoring any such communications from stockholders and other interested parties to the Board, individual directors, the Lead Independent Director or the independent directors as a group, and provides copies or summaries of such communications to the other directors as he considers appropriate.
Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Lead Independent Director considers to be important for the directors to know. The Board will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties and will respond if and as appropriate.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2025, Mr. Bennett, Ms. Eberhart, Mr. Hackett and Mr. Rose served on the Organization and Compensation Committee. During 2025, there were no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and directors.

2026 PROXY STATEMENT   21

FLUOR CORPORATION
PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking stockholders to vote on an advisory resolution to approve the Company’s executive compensation as reported in this proxy statement.
We urge stockholders to read the “Compensation Discussion and Analysis” beginning on page 23, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers.
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the annual meeting:
RESOLVED, that the stockholders of Fluor Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2026 annual meeting of stockholders.
This advisory resolution, commonly referred to as a “say on pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Organization and Compensation Committee will review and consider the voting results when evaluating our executive compensation program. An advisory stockholder vote on the frequency of stockholder votes to approve executive compensation is required to be held at least once every six years. The Company last held an advisory vote on frequency in 2023. After consideration of the vote of stockholders at the 2023 annual meeting of stockholders and other factors, the Board decided to hold advisory votes to approve executive compensation annually until the next advisory vote on frequency. Accordingly, the next advisory vote to approve executive compensation will be held at the 2027 annual meeting of stockholders.
BOARD RECOMMENDATION ✓
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

22   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes the principles, objectives and features of our compensation program for our named executive officers (“NEOs”), including the decisions made under this program for 2025. For 2025, our NEOs were:
Name	Position
James R. Breuer	Chief Executive Officer (effective May 1, 2025)(1)
John C. Regan	Chief Financial Officer (effective March 1, 2025)(2)
Alvin C. Collins	Business Group President, Mission Solutions (effective March 1, 2025)(3)
David E. Constable	Executive Chairman (former Chief Executive Officer through April 30, 2025)
Mark E. Fields	Group President, Strategic Projects (effective November 1, 2025)(4)
Kevin B. Hammonds	Chief Legal Officer and Corporate Secretary
Joseph L. Brennan	Former Chief Financial Officer (through February 28, 2025)

(1)
Previously Chief Operating Officer through April 30, 2025.

(2)
Previously Chief Accounting Officer through February 28, 2025.

(3)
Previously Group President, Corporate Development and Sustainability through February 28, 2025.

(4)
Previously Group President, Project Execution through October 31, 2025; intends to retire in March 2026.

EXECUTIVE SUMMARY
OVERVIEW OF 2025 BUSINESS CONTEXT AND PERFORMANCE
In 2025, management succession planning was among our Board’s top priorities. Following a rigorous process described above under “Management Succession Planning,” in February 2025, the Board appointed Mr. Breuer as CEO, effective May 1, 2025, and Mr. Constable transitioned into the role of Executive Chairman, ensuring continuity of leadership and strategic direction of the company. In addition, the Board appointed Mr. Regan as Chief Financial Officer, effective March 1, 2025. During the year, we shifted our focus to the ‘grow and execute’ chapter of our ‘building a better future’ strategy, with an emphasis on growth, project delivery and returning value to shareholders, while continuing to focus on the four strategic priorities we announced in 2021:
■
Driving growth across the portfolio by growing our market positions in energy addition, low carbon power, LNG, sustainable chemicals, data centers, semiconductors, critical metals and minerals and national security while maintaining our industry leading position in traditional oil & gas, chemicals, commodity mining, life sciences and supporting the U.S. Department of Energy.

■
Pursuing contracts with fair and balanced terms by focusing on pursuing contracts with more favorable, risk-adjusted terms that reward us for value, enhancing our business acumen, focusing on reimbursable terms and only considering fixed-price contracts for segments and scopes where we have a strong position and strategy for delivering expected returns.

■
Reinforcing financial discipline by strengthening our financial position through predictable cash flow and earnings. Our capital allocation priorities include investing in our people and growth markets, maintaining low debt leverage and returning capital to shareholders.

■
Fostering a high-performance culture with purpose by elevating our focus on project delivery, including the use of technology and A.I. to support improvements in cost and schedule.

In 2025 we continued to make progress on these strategic priorities, even as broader market conditions posed challenges and impacted our results in the short term. Highlights of our financial performance in 2025 include:
■
We continued our share repurchase program begun in 2024, expending $754 million in 2025 to repurchase 18 million shares of our common stock;

■
We had revenue of  $15.5 billion;

■
Our 2025 new awards totaled $12.0 billion, 87% of which was reimbursable, up from 85% in 2024;

■
At December 31, 2025, 81% of our backlog was reimbursable, up from 79% in 2024; and

■
We made significant progress on the monetization of our NuScale investment, receiving proceeds of  $605 million in 2025.

2026 PROXY STATEMENT   23

FLUOR CORPORATION
REAL PAY DELIVERY AND PERFORMANCE ALIGNMENT
Our executive compensation program is designed to link real pay delivery with performance by establishing rigorous goals for our performance-based annual and long-term incentives that reinforce our business strategy and support long-term value creation for the Company and our stockholders.
Annual Incentives recognize and reward achievement of near-term objectives that support long-term value creation, including annual goals for EBITDA and cash flow from segments, safety targets, and individual achievement of annual strategic goals. Despite progress on our strategic priorities, our 2025 results were negatively impacted by a challenging market, which was reflected in the below-target performance of our annual incentives against our rigorous goals. Based on performance results, average 2025 annual incentives for our NEOs were paid out at 93% of target.
Long-term incentives comprise the biggest portion of our NEO annual compensation opportunity and are based on financial performance over a three-year performance period. Performance-based long-term incentive awards with a performance period ending in 2025 were earned at 113% of target, reflecting our above-target performance at the beginning of the three-year performance period, and our continued progress at advancing our strategic priorities.

24   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION GOVERNANCE HIGHLIGHTS
Our executive compensation policies reflect our strong focus on sound governance. As in prior years, the following practices and policies were in effect during 2025:
WHAT WE DO
■
Pay for performance.

■
Assess market and peer data to inform executive compensation decisions and target pay.

■
Align executive compensation with stockholder returns through long-term incentives.

■
Maintain robust stock ownership guidelines, including a 6x base salary requirement for the CEO.

■
Provide a balanced program design that does not encourage behavior that could create material adverse risks to our business.

■
Conduct an annual compensation risk assessment.

■
Recognize efforts to support our strategic priorities in annual incentive determinations.

■
Use appropriate peer groups when establishing competitive compensation.

■
Reward individual performance, but with limits that cap individual payouts in executive incentive plans.

■
Retain an independent compensation consultant.

■
Hold an annual say-on-pay advisory vote.

■
Targets for incentive awards are set at the beginning of the performance period, taking into consideration our business strategy, operating goals, and external guidance.

■
Robust clawback policy that goes beyond minimum requirements and covers the recoupment of time-based equity awards.

WHAT WE DO NOT DO
■
No excise tax gross-ups in change-in-control agreements.

■
No repricing of stock options without stockholder approval.

■
No payments of dividends or dividend equivalents on unvested stock awards.

■
No hedging, pledging and short-term trading of Company stock.

■
No guaranteed annual salary increases or bonuses.

■
No grant discounts or reloaded stock options.

■
No spring-loaded equity grants.

■
No single trigger change-in-control agreements.

2026 PROXY STATEMENT   25

FLUOR CORPORATION
HOW NEO COMPENSATION IS TIED TO PERFORMANCE
We use a balanced approach to compensation with a variety of pay elements to support the attraction and retention of key executive talent and reward the achievement of both short- and long-term goals, as described below:
Component	Primary Purpose	Linkage to Performance

Base Salaries	Provide a market competitive, stable level of income to attract and retain top talent	■ Individual contributions to the Company, salary movements in the Peer Group, and internal pay equity are considered in determining initial salary levels and any subsequent adjustments
Annual Incentives	Provide annual cash compensation for achievement of established performance goals
■
Based on Company achievement of near-term objectives that support long-term value creation, including EBITDA, cash flow from segments; safety; and individual strategic goals

■
Completely at-risk, depending on actual performance against the established targets

Long-Term Incentives (“LTI”):
Component	Primary Purpose	Linkage to Performance

Performance Awards (50% of 2025 LTI)	Provide a long-term equity incentive and retention vehicle linked to financial measures that focus NEOs on the creation of long-term value
■
Earned based on performance against annual EBT criteria averaged over three one-year periods, and the Company’s Relative TSR against the S&P 500

■
Cliff vest at the end of the three-year performance period, aligning the interests of NEOs with those of long-term stockholders by focusing NEOs on the Company’s long-term financial performance

■
Completely at-risk, depending on actual performance against the established targets

Restricted Stock Units (35% of 2025 LTI)	Provide a long-term equity ownership and retention vehicle that is directly linked to stockholder value over time
■
Vest in equal thirds over three years, aligning the interests of NEOs with those of stockholders by focusing NEOs on the Company’s stock price performance

■
Value is at-risk, increasing or decreasing with the stock price over the vesting period

Stock Options (15% of 2025 LTI)	Provide a long-term equity vehicle that is directly linked to growing the value of our stock price over time
■
Vest in equal thirds over three years and have a ten-year life, aligning the interests of NEOs with those of stockholders by focusing NEOs on long-term stockholder value creation

■
Completely at-risk, attaining value only if the stock price grows from the initial grant price

26   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION MIX SUPPORTS PAY-FOR-PERFORMANCE
Our target compensation mix reinforces our commitment to pay-for-performance. As shown in the charts below, in 2025, 82% of our current CEO’s target total direct compensation (“TDC”) and an average of 74% of our other NEOs’ target TDC was in the form of variable compensation, where realized pay depends on achievement of performance objectives and the Company’s stock price performance.
(1)
Represents the pay mix for Mr. Breuer, who was CEO on December 31, 2025.

(2)
Represents the pay mix for the NEOs that did not retire in 2025 or are not retiring in 2026.

For 2025, annual incentives for NEOs were paid in cash and based on the achievement of established financial, operational and strategic goals for the year. Long-term incentives included a mix of restricted stock units (“RSUs”), performance-based equity awards (“Performance Awards”) and non-qualified stock options. The Performance Awards granted in 2025 are based on achievement of earnings before taxes (“EBT”) goals over three one-year periods, as well as the Company’s three-year cumulative total shareholder return (“TSR”) relative to companies in the S&P 500 on the date of the award (“Relative TSR”).
COMPENSATION ACTIONS IN 2025
In making decisions regarding the compensation opportunities for the NEOs for 2025, the Organization and Compensation Committee (the “Committee”) took into account market conditions and performance, and also considered market data for our compensation peer group (as described beginning on page 38, the “Peer Group”) and general industry peers.
In connection with his promotion to Chief Executive Officer (“CEO”) in May 2025, the Committee approved the following compensation for Mr. Breuer:
■
Base Salary.   Mr. Breuer’s 2025 annualized base salary was increased to $1,250,000, pro-rated from his appointment as CEO in May 2025.

■
Annual Incentive.   Mr. Breuer’s 2025 annual incentive target was increased to 140% of base salary, pro-rated from his appointment as CEO in May 2025.

■
Long-term incentive award.   Mr. Breuer received a long-term incentive grant of  $3,958,333, the value of which was granted as 35% RSUs, 15% in non-qualified stock options and 50% in Performance Awards. Mr. Breuer’s grant reflects an annualized long-term incentive grant of $5,000,000 for his role as CEO (pro-rated for the eight months he served as CEO) and $1,875,000 for his prior role as Chief Operating Officer (pro-rated for the four months he served in that role prior to his promotion to CEO).

■
Relocation Payment.   Mr. Breuer received a cash relocation payment of  $750,000 that supported his relocation to the Dallas-Fort Worth area, and which is subject to repayment if he is terminated for cause prior to July 18, 2027.

In connection with his transition to the role of Executive Chairman in May 2025, the Committee approved the following compensation for Mr. Constable:
■
Base Salary.   Mr. Constable’s 2025 annualized base salary was reduced to $525,000, pro-rated from his appointment as Executive Chairman in May 2025.

■
Annual Incentive.   Mr. Constable’s 2025 annual incentive target was reduced to 100% of base salary, pro-rated from his appointment as Executive Chairman in May 2025.

2026 PROXY STATEMENT   27

FLUOR CORPORATION
■
Long-term incentive award.   Mr. Constable received a long-term incentive grant of  $7,533,333, the value of which was granted as 35% RSUs, 15% in non-qualified stock options and 50% in Performance Awards. Mr. Constable’s grant reflects an annualized long-term incentive grant of 10,000,000 for his prior role as CEO (pro-rated for the four months he served in that role) plus $4,200,000 for his role as Executive Chairman.

In connection with his promotion to Chief Financial Officer (“CFO”) in March 2025, the Committee approved the following compensation for Mr. Regan:
■
Base Salary.   Mr. Regan’s 2025 annualized base salary was set at $675,000.

■
Annual Incentive.   Mr. Regan’s 2025 annual incentive target was increased to 95% of base salary, pro-rated from his appointment as CFO in March 2025.

■
Long-term incentive award.   Mr. Regan received a long-term incentive grant of  $1,400,000, the value of which was granted as 35% RSUs, 15% in non-qualified stock options and 50% in Performance Awards.

In connection with the retirements of Mr. Brennan as CFO and Mr. Reynolds as Chief Legal Officer, and to aid in the transition of their responsibilities, the Committee approved the following consulting agreements:
■
Mr. Brennan.   Mr. Brennan agreed to provide advisory and consultation services to the Company for a period of up to six months beginning July 2, 2025.

■
Mr. Reynolds.   Mr. Reynolds agreed to provide advisory and consultation services to the Company for a period of up to six months beginning June 19, 2025.

The Committee also took the following specific actions with respect to NEO compensation for 2025:
■
Increased base salaries for some of the NEOs to better align with competitive market pay levels for similar positions in our Peer Group and maintain the competitiveness of our overall compensation program.

■
Maintained the same weightings of the performance measures in our annual incentive plan as in 2024 for our Business Group Presidents and corporate-level executive officers.

■
To better align with our peers, updated the weightings of the performance measures in our long-term 2025 Performance Awards by increasing the weighting of Relative TSR from 20% to 30% and decreasing the weighting of EBT from 80% to 70%.

■
Maintained the same mix of long-term incentive awards as 2024, with 50% of the target grant value of the awards being Performance Awards, 35% RSUs and 15% non-qualified stock options.

COMPONENTS OF 2025 NEO COMPENSATION
BASE SALARIES
The Company provides NEOs with base salaries for a competitive, stable level of income, since other elements of their direct compensation are at-risk based on Company performance. The Committee reviews base salaries for NEOs annually and upon a change in responsibilities.
In establishing and annually evaluating base salary levels, the Committee and, with respect to the CEO and the Executive Chairman, the independent directors of the Board, consider the following factors:
■
Peer Group data and general industry survey data for comparable positions prepared by the Committee’s independent consultant;

■
Individual level of responsibility, leadership, experience, performance and contributions to the Company;

■
Internal pay equity based on relative duties and responsibilities; and

■
The recommendations of the CEO with respect to the base salary levels of the NEOs other than the CEO and Executive Chairman.

Following the annual review at the beginning of 2025, the base salaries of Messrs. Breuer, Collins, Fields and Hammonds increased between 3.5% and 6.0% and the base salaries of Mr. Constable and Mr. Brennan remained unchanged from 2024. Mr. Regan’s base salary increased 26% from 2024, reflecting his promotion to CFO. In May 2025, Mr. Breuer’s base salary was subsequently increased at the time of his promotion

28   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
to CEO, and Mr. Constable’s base salary was subsequently reduced at the time of his appointment as Executive Chairman. The 2025 annualized base salaries for the NEOs as of December 31, 2025 (and for Mr. Brennan, as of his last day of employment) were as follows:
Name	2025 Base Salary
James R. Breuer	$1,250,000(1)
John C. Regan	$675,000
Alvin C. Collins	$552,100
David E. Constable	$525,000(2)
Mark E. Fields	$712,800
Kevin B. Hammonds	$525,000
Joseph L. Brennan	$678,400

(1)
Mr. Breuer’s 2025 base salary was initially set at $735,000. It was increased to $1,250,000 in May 2025 upon his promotion to CEO.

(2)
Mr. Constable’s initial 2025 base salary was $1,350,000, unchanged from 2024. It was decreased to $525,000 in May 2025 upon his transition to the role of Executive Chairman.

ANNUAL INCENTIVES
Cash-based annual incentives are provided to motivate and reward NEOs for achieving annual performance objectives. In 2025, each of the NEOs, other than Mr. Brennan who had announced his intention to retire prior to the time 2025 target annual incentives were set, participated in the annual incentive award program and had a target annual incentive amount established as a percentage of annual base salary. This target opportunity reflects each NEO’s respective organizational level, position and responsibility for achievement of the Company’s financial and strategic goals and aligns with market practice.
The 2025 target annual incentives for each NEO (other than Mr. Brennan) were as follows:
Name	Percentage of Base Salary as of 12/31/2025	Target Annual Incentive Amount
James R. Breuer	140%	$1,415,100(1)
John C. Regan	95%	$629,900(2)
Alvin C. Collins	85%	$469,400
David E. Constable	100%	$1,025,000(3)
Mark E. Fields	95%	$677,200
Kevin B. Hammonds	85%	$446,300

(1)
Mr. Breuer’s target annual percentage and incentive amount were prorated to reflect 100% of his base salary prior to his appointment as CEO, and 140% of his base salary from and after his appointment as CEO. The amount shown in the table reflects his final prorated target annual incentive amount.

(2)
Mr. Regan’s target annual percentage and incentive amount were prorated to reflect 85% of his base salary prior to his appointment as Chief Financial Officer, and 95% of his base salary from and after his appointment as CFO. The amount shown in the table reflects his final prorated annual incentive amount.

(3)
Mr. Constable’s target annual percentage and incentive amount were prorated to reflect 150% of his base salary prior to his appointment as Executive Chairman, and 100% of his base salary from and after his appointment as Executive Chairman. The amount shown in the table reflects his final prorated annual incentive amount.

NEOs could receive from zero to 200% of their target annual incentive amounts, depending on the extent to which applicable performance goals were achieved. The metrics, relative weightings and goals are determined by the Committee each year.

2026 PROXY STATEMENT   29

FLUOR CORPORATION
PERFORMANCE MEASURES FOR 2025
When determining performance measures and goals, the Committee considers the Company’s annual operating plan and strategic priorities for the year. For 2025, a combination of objective financial targets and strategic and safety performance measures were used. Target levels of achievement were tied to goals established in the first quarter of the year. The use of multiple financial and strategic goals prevents an overemphasis on any one financial metric and focuses the NEOs on key areas of importance to the Company and its stockholders. Mr. Collins had two sets of performance measures for 2025 because he changed roles during the year. For the portion of his annual incentive earned related to his service as Executive Vice President, Corporate Development & Sustainability, his performance measures and goals were the same as the other NEOs. For the portion of his annual incentive earned related to his service as Business Group President, Mission Solutions, his performance measures and goals included Mission Solutions EBIT to reflect the performance of the business segment over which he is in charge. The 2025 performance measures for the NEOs, along with their respective weightings, were as follows:
2025 Measure	Corporate Functions(1)	Mission Solutions(2)
EBITDA	35%	25%
Cash Flow from Segments	35%	25%
Mission Solutions EBIT	—	20%
Safety	10%	10%
Strategic Performance	20%	20%

(1)
Applicable to Messrs. Breuer, Regan, Constable, Fields and Hammonds. Also applicable to Mr. Collins for the portion of his annual incentive earned related to his service as Executive Vice President, Corporate Development & Sustainability.

(2)
Applicable to Mr. Collins for the portion of his annual incentive earned related to his service as Business Group President, Mission Solutions.

EBITDA:   EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Cash Flow from Segments:   Cash flow from Segments is defined as total segment EBITDA plus the change in the business segment working capital accounts (accounts receivable, work in progress, advance billings and accounts payable), less cash flow effects of equity method investments and cash flow effects of property, plant and equipment transactions.
Mission Solutions EBIT:   Mission Solutions Earnings Before Interest and Tax (“EBIT”), the profit measure used for compensation purposes, is typically the same as segment profit, the profit measure reported externally in our financial statements. Annual incentive determination for executive officers who are group presidents of other business segments include EBIT performance measures for their applicable business segments.
Safety:   Safety performance for corporate-level executive officers is assessed based on the Company’s overall safety performance using both leading and lagging performance indicators. For executive officers serving as business group presidents, the assessment is based on the overall safety performance of the business segment for which they are responsible.
Strategic Performance:   Strategic performance for each NEO was measured against qualitative individual annual goals identified at the beginning of the year (and which are discussed in more detail on the following two pages), which relate to the Company’s strategic priorities.
At the time the Committee approved the performance measures and goals in February 2025, it also approved definitions of EBITDA and Cash Flow from Segments that aim to hold management accountable for results from Fluor’s core business operations that fall under their control, by providing that the following items will be excluded, to the extent applicable (in 2025, only the items indicated with an asterisk were applicable): (i) operating results gains or losses of discontinued or divested operations*; (ii) the effect of changes in tax laws, accounting principles, or other such laws or provisions affecting reporting results; (iii) restructuring charges in excess of  $10 million*; (iv) earnings related to our investment in NuScale, including any realized or unrealized gains or losses*; (v) gains or losses resulting from the curtailment or settlement of defined benefit pension plans; (vi) significant asset impairments in excess of  $10 million; (vii) effects of significant natural disasters or force majeure events in excess of  $10 million; (viii) significant litigation and regulatory costs and settlements or associated damages in excess of  $10 million*; (ix) the impact of foreign currency re-measurement, including embedded derivative effects*; (x) gains or losses related to debt extinguishment and (xi) earnings impact related to certain cash-settled incentive awards to non-executive officers arising from material changes to the Company’s stock price*.

30   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2025 ANNUAL INCENTIVE DETERMINATION
The performance targets for the EBITDA, Cash Flow from Segments and Mission Solutions EBIT measures, together with the actual achievement of the measures and the resulting performance ratings, are presented below. The Committee continued to set the 2025 annual target for EBITDA and Cash Flow from Segments at rigorous levels in alignment with our operating plan and our business strategy to continue to reward the NEOs for performance against our goals. The 2025 EBITDA target required an over 5% improvement compared to actual 2024 results. Although the Cash Flow from Segments target was set below the actual 2024 results (which reflected above maximum performance in 2024), the 2025 target was nonetheless set at a level exceeding the 2024 maximum goal, and the rigorous nature of the target is reflected in the below target performance for 2025. The Mission Solutions EBIT target for 2025 was above the prior year actual result.
Measure	2025 Performance Ranges (in millions)			2025 Actual Achievement(1)	Performance Rating
	Min	Target	Max
	(0.5 rating)	(1.0 rating)	(2.0 rating)
EBITDA	$406.0	$580.0	$754.0	$499.3	0.77
Cash Flow from Segments	$415.1	$593.0	$770.9	$460.3	0.63
Mission Solutions EBIT	$119.6	$170.8	$222.0	$126.4	0.57

(1)
The amounts shown exclude certain items discussed above under “— Performance Measures for 2025.”

The 2025 annual strategic goals and key achievements for each NEO participating in the 2025 annual incentive program were as follows:
Name	Strategic Goal	Key Achievements
James R. Breuer	Drive Growth Across the Portfolio	✓ Achieved 2025 new awards that were 87% reimbursable.
	Pursue Fair and Balanced Contract Terms	✓ 2025 ending backlog 81% reimbursable, increased from 79% in 2024.
	Reinforce Financial Discipline	✓ Executed 2025 share repurchases of $754 million, returning significant value to shareholders.
	Foster a High-Performance Culture of Project Delivery	✓ Oversaw deployment of Fluor Management Team succession plans for key positions.
John C. Regan	Reinforce Financial Discipline	✓ Achieved conversion of NuScale Class B shares and began monetization of NuScale investment.
	Reinforce Financial Discipline	✓ Executed capital return program while maintaining sufficient liquidity for ongoing operations.
	Foster a High-Performance Culture of Project Delivery	✓ Broadened Fluor’s investor relations outreach team to include business group presidents and other senior financial personnel to align outside views with internal priorities.
Alvin C. Collins	Drive Growth Across the Portfolio	✓ Developed a backlog and prospect pipeline with an emphasis on national security.
	Pursue Fair and Balanced Contract Terms	✓ Drove efficiency in overhead spend to manage costs and maintain competitiveness.
	Foster a High-Performance Culture of Project Delivery	✓ Championed integration of best practices into Mission Solutions project execution and governance.

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FLUOR CORPORATION
Name	Strategic Goal	Key Achievements
David E. Constable	Drive Growth Across the Portfolio	✓ Completed the first phase of the Building a Better Future strategy and initiated the next phase in collaboration with the CEO.
	Foster a High-Performance Culture of Project Delivery	✓ Implemented Board succession plan, onboarding new independent director with critical experience and skills.
	Foster a High-Performance Culture of Project Delivery	✓ Implemented CEO succession plan, successfully transitioning to the role of Executive Chairman.
Mark E. Fields	Drive Growth Across the Portfolio	✓ Supported businesses in growing capability with additional functional training and project execution support.
	Foster a High-Performance Culture of Project Delivery	✓ Developed and implemented additional training course focused on improving project execution team’s ability to deliver certainty on cost, schedule and risk management.
	Foster a High-Performance Culture of Project Delivery	✓ Supported development of subject-matter experts on project execution strategies.
Kevin B. Hammonds	Pursue Fair and Balanced Contract Terms	✓ Supported the streamlining of risk procedures to improve efficiency and oversight.
	Foster a High-Performance Culture of Project Delivery	✓ Provided training to attorneys, sales teams and operating personnel to increase business acumen and improve project delivery.
	Foster a High-Performance Culture of Project Delivery	✓ Assisted the Board with succession planning for senior management team and Board.
	Reinforce Financial Discipline	✓ Drove efficiency in transactional and litigation processes to manage costs and expectations.
Achievement of the strategic performance measure varied among the NEOs because of the differences in responsibilities and individual accomplishments.
Each NEO’s strategic performance rating, other than Mr. Breuer’s and Mr. Constable’s, was determined based on evaluations and recommendations by Mr. Breuer that were assessed and subsequently approved by the Committee. In the case of Mr. Breuer and Mr. Constable, strategic performance was assessed by the independent directors of the Board after consideration of a recommendation from the Committee. If none of the corporate financial measures achieve target performance, as happened in 2025, the individual strategic performance ratings are capped at 1.4.
The achievement of the safety performance measure was determined based on management’s assessment of the overall safety performance of the Company, as reviewed and approved by the Committee. The safety performance rating is the same for all NEOs and comprises the final 10% of their overall annual incentive rating.
Once the level of achievement for each measure was determined, each NEO’s overall performance rating was calculated by multiplying each measure’s rating (which can range from 0.00 to 2.00) by its relative weighting, and then aggregating those amounts. The overall performance rating was then multiplied by the individual’s target annual incentive amount to determine the annual incentive payment. Based on performance, annual incentive award cash payouts averaged 93% of target for the NEOs.

32   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The 2025 overall performance rating for each NEO, as well as the actual annual incentive amounts to be paid, based on the target annual incentive amounts described above, are as follows:
Name	Target Annual Incentive Amount	X	Overall Performance Rating	=	Annual Incentive Amount
James R. Breuer	$1,415,100	X	0.94	=	$1,330,300
John C. Regan	$629,900	X	0.91	=	$573,300
Alvin C. Collins	$469,400	X	0.89	=	$417,200
David E. Constable	$1,025,000	X	0.94	=	$963,500
Mark E. Fields	$677,200	X	0.94	=	$636,600
Kevin B. Hammonds	$446,300	X	0.94	=	$419,600
LONG-TERM INCENTIVES
The stockholder-approved 2020 Performance Incentive Plan allows the Committee to grant various forms of long-term equity incentives. The Committee’s objectives in granting long-term equity awards are to motivate NEOs and reward the achievement of superior operating results and TSR, facilitate the attraction and retention of key management personnel and align the interests of management and stockholders through equity ownership.
NEOs receive long-term incentive awards that reflect grant date accounting values (not ultimately earned amounts). The amount of the awards is based on market considerations as well as individual contributions, experience, advancement potential and internal pay equity. In 2025, when determining the compensation for the NEOs, the Committee determined that Performance Awards would comprise 50% of the long-term incentive award, RSUs would comprise 35% and non-qualified stock options would comprise 15% (unchanged since 2020). Mr. Brennan did not receive long-term incentive awards in 2025 in light of his previously announced retirement.
The Committee believes that the mix of long-term incentive components aligns the interests of NEOs with those of stockholders by encouraging NEOs to focus on long-term growth of the Company, while providing a balanced pay package that aligns with the practices of the Peer Group and mitigates potential compensation-related Company risk. In determining the relevant allocations, Performance Awards were valued at the target performance level (and converted into performance units based on the closing stock price on the 2025 award date), RSUs were valued at the fair value (closing stock price) on the award date and stock options were valued using a Black-Scholes option pricing model. RSUs and stock options vest one third per year in each of the years following the award date, subject to the applicable NEO’s continued employment on each vesting date. Stock options, once vested, are exercisable for ten years following the grant date, subject to continued employment (except in the event of certain qualified terminations of employment).
The 2025 target annual long-term incentive award values approved by the Committee were as follows:
Name	Performance Award Value	RSU Award Value	Non-Qualified Stock Option Award Value	Total Long-Term Incentive Award Value
James R. Breuer(1)	$1,979,150	$1,385,405	$593,745	$3,958,300
John C. Regan	$700,000	$490,000	$210,000	$1,400,000
Alvin C. Collins	$550,000	$385,000	$165,000	$1,100,000
David E. Constable(2)	$3,766,650	$2,636,655	$1,129,995	$7,533,300
Mark E. Fields	$725,000	$507,500	$217,500	$1,450,000
Kevin B. Hammonds	$450,000	$315,000	$135,000	$900,000

(1)
Mr. Breuer’s total long-term incentive grant reflects an annualized grant of  $5,000,000 for his role as CEO (pro-rated for the eight months he served as CEO) and $1,875,000 for his prior role as Chief Operating Officer (pro-rated for the four months he served in that role prior to his promotion to CEO).

(2)
Mr. Constable’s total long-term incentive grant reflects an annualized long-term incentive grant of 10,000,000 for his prior role as CEO (pro-rated for the four months he served in that role) plus $4,200,000 for his role as Executive Chairman.

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FLUOR CORPORATION
The total target grant value of the 2025 long-term incentive awards to Mr. Breuer, Mr. Hammonds and Mr. Regan increased over 2024 to reflect their promotions to CEO, CLO and CFO, respectively. The total target grant value of the 2025 long-term incentive awards to Mr. Constable decreased from 2024 to reflect his transition to the role of Executive Chairman. The total grant value of the 2025 long-term incentive awards to Messrs. Collins and Fields were the same as the 2024 levels.
The Committee determines the dollar value of long-term incentives awarded to NEOs in February of each year. The determinations are made at that time to coincide with the annual performance review. The long-term incentive awards are then issued shortly following the publication of our annual results.
2025 PERFORMANCE AWARDS
The Performance Awards awarded to the NEOs in 2025 are earned over a three-year performance period, which started on January 1, 2025, and ends on December 31, 2027. The awards are eligible to be earned based on actual performance during the three-year performance period, and will vest and be settled in shares in March 2028, subject to continued employment (except in the event of certain qualified terminations of employment) and performance achievement. Upon vesting, NEOs will receive the value of any accrued dividends paid by the Company with respect to shares earned. The three-year performance periods and vesting requirements are intended to facilitate retention of the participating executives and to link the value of the awards to long-term TSR.
The Committee established the following performance criteria and relative weightings for the 2025 Performance Awards for NEOs:
■
70% of the total award is based on EBT; and

■
30% of the total award is based on Relative TSR.

The Committee sets performance goals for EBT at the beginning of each year, and after the end of the year determines the final performance ratings (which can range from 0.0 to 2.0) based on actual achievement. At the end of the three-year period, the Committee will average the EBT performance ratings from each year to determine a final EBT performance rating. Relative TSR will be based on the three-year cumulative TSR over the three-year performance period relative to the companies in the S&P 500 Index on the date of the award, such that if the Company’s final TSR ranks at the 25th percentile, 50th percentile or 75th percentile of the S&P 500, the Relative TSR performance measure will receive a performance rating of 0.5, 1.0 and 2.0, respectively. The Committee will determine the number of earned units by multiplying the number of target units by the final overall performance ratings for EBT and Relative TSR with the weightings stated above. In no event will the number of earned shares exceed two times the target number of shares. EBT excludes certain items discussed above under “— Performance Measures for 2025.”
The EBT performance target for 2025 and the actual achievement and performance rating are set forth below.
Measure	2025 Performance Range (in millions)			2025 Actual Achievement	Performance Rating
	Min	Target	Max
2025 Target	(0.5 rating)	(1.0 rating)	(2.0 rating)
EBT	$431.9	$617.0	$802.1	$486.6	0.65
The 2025 tranche of the Performance Awards awarded to NEOs in 2024 had the same EBT performance target, actual achievement and performance rating as shown in the table.
The Committee believes that using three annual performance goals instead of a single three-year goal best orients executives to focus on long-term achievements, while avoiding disincentives or windfalls due to volatile economic factors such as commodity prices and market economies that are difficult to forecast and impact our operating margins and growth. The long-term financial measure is different from the annual incentive financial measures to avoid paying twice for the same performance, and there is a three-year Relative TSR performance measure to align pay with stockholder value. When setting these performance goals, the Committee considered the Company’s business outlook and other corporate financial measures. The Committee also considered how likely it will be for the Company to achieve the goals. We believe that the target goals have been established at levels that should be appropriately difficult to attain. Goals above target are stretch goals and require a challenging level of performance to be achieved.
An NEO’s unvested award is subject to risk of forfeiture if, prior to vesting, the NEO’s employment with the Company is terminated for any reason other than retirement, death, disability, or a qualifying termination within two years after a change in control of the Company.

34   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The eventual determination of the payout of 2025 Performance Awards for the NEOs is illustrated below.
ACHIEVEMENT FOR 2023-2025 PERFORMANCE AWARDS
In 2023, the Committee granted Performance Awards to the NEOs, which were subject to three one-year performance periods, based on criteria established at the beginning of each year, as set forth in the table below. The performance measures and relative weightings for the 2023 Performance Awards were as follows: 80% of the total award was based on EBT and 20% of the total award was based on Relative TSR.
The Committee set performance goals for EBT at the beginning of each year, and following the end of each year, the Committee determined the actual achievement of the EBT performance measures for the previous year. At the end of the three-year period, the Committee averaged the EBT performance ratings from each year to determine a final EBT performance rating. Relative TSR was based on the three-year cumulative TSR over the three-year performance period relative to the companies in the S&P 500 Index on the date of the award. At the end of the three-year period, the Committee determined the number of earned units by multiplying the number of target units by the final overall performance ratings for EBT and Relative TSR with the weightings stated above.
The Performance Awards generally require continued employment through the date that the Committee certifies the performance results in order to vest. The vesting date is typically in March following the end of the performance period. Based on the Company’s performance, the 2023 Performance Awards were earned at 113% of target, as reflected in the Outstanding Equity Awards at 2025 Year End table on page 48.
The performance targets for each year of the performance period, together with the actual achievement and performance ratings, are set forth below.
Measure	Performance Ranges (in millions)			Actual Achievement	Performance Rating
	Min	Target	Max
2023 Targets	(0.375 rating)	(1.0 rating)	(2.0 rating)
EBT	$314.9	$524.8	$734.7	$748.9	2.00
2024 Targets	(0.375 rating)	(1.0 rating)	(2.0 rating)
EBT	$418.3	$697.2	$976.1	$653.3	0.90
2025 Targets	(0.375 rating)	(1.0 rating)	(2.0 rating)
EBT	$370.2	$617.0	$863.8	$486.6	0.67
2023 – 2025 Relative TSR	(0.5 rating)	(1.0 rating)	(2.0 rating)
Relative TSR(1)	25th percentile	50th percentile	75th percentile	44th percentile	0.88
Final Performance Rating(2)					1.13

(1)
The final three-year cumulative TSR was 22%, ranking at the 44th percentile of companies in the S&P 500 on the date of the award.

(2)
The final average performance rating for EBT for the three-year performance period was 1.19 and represented 80% of the final award determination. The final Relative TSR rating of 0.88 represented 20% of the final award determination.

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FLUOR CORPORATION
OTHER COMPENSATION DECISIONS
We periodically grant cash or equity retention awards to reflect competitive market situations, address specific project objectives or reinforce succession planning objectives. No retention awards were made to NEOs in 2025. Mr. Hammonds received a $200,000 bonus to reward his extraordinary efforts in 2025, reflecting the Committee’s assessment of his performance and high-value contributions to the Company’s objectives during the year.
CHANGES TO EXECUTIVE COMPENSATION FOR 2026
2026 ANNUAL INCENTIVE PLAN
To reinforce the Company’s strategy and support long-term shareholder value, the Committee has updated the weightings of the performance measures included in the 2026 Annual Incentive Plan to add a New Awards Gross Margin (“NAGM”) measure weighted at 10%. The NAGM measure was added in alignment with our project pursuit principals. The Committee made a corresponding 5% decrease from Corporate EBITDA and Cash Flow from Segments measures, as follows:
Measure	2026 Corporate Group	2026 Business Group
EBITDA	30%	20%
Cash Flow from Segments	30%	20%
NAGM	10%	—
Business Group EBIT	—	20%
Business Group NAGM	—	10%
Safety	10%	10%
Strategic Performance	20%	20%
NAGM is defined as as-sold profit associated with new awards booked during the year. NAGM includes new and incremental awards but excludes any project adjustments.
2026 LONG-TERM INCENTIVES
To better align with our peers, the Committee determined that for 2026 Performance Awards would comprise 50% of the long-term incentive awards, and RSUs would comprise 50%. The Committee determined that removing stock options from the program will continue to align pay with performance and support the Company’s strategy while increasing the retentive value of long-term incentive awards.
OTHER ELEMENTS OF NEO COMPENSATION
PERQUISITES
In 2025, in lieu of reimbursement of typical perquisites, each of the NEOs was paid a taxable monthly allowance as set forth in the “All Other Compensation” table. The Committee believes that these allowances are reasonable costs and are justified by the perceived value to the NEOs. The allowances are intended to provide convenience considering the demands on the NEOs and are considered an important part of a competitive compensation package in our industry. We do not pay for items such as automobile usage or tax and financial planning, which are items that are frequently reimbursed or paid directly by our peers. When determining the allowance amounts, the Committee considered the value of perquisites provided to similarly situated executives in our Peer Group. In addition, NEOs are required to have a physical examination each year that is paid for by the Company, with results shared with the Company. NEOs may have spousal travel paid for by the Company only when it is for an approved business purpose, in which case a related tax gross-up is provided. NEOs can make personal use of charter aircraft in conjunction with a business purpose, but the NEO is required to reimburse the Company for the incremental operational cost of such personal use. In 2025, in connection with his appointment as CEO, Mr. Breuer received a payment of $750,000 that supported the relocation of his primary residence to the Dallas-Fort Worth area, and which is subject to repayment if he is terminated for cause prior to July 18, 2027.

36   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE DEFERRED COMPENSATION PROGRAM
The NEOs are eligible to participate in Fluor’s Executive Deferred Compensation Program. The Company offers this program to provide retirement and tax planning flexibility and to remain competitive with other companies within our Peer Group and general industry. Please refer to the discussion in the Nonqualified Deferred Compensation section beginning on page 51 for a more detailed discussion of this program.
SEVERANCE AND CHANGE-IN-CONTROL BENEFITS
The Company maintains a severance policy pursuant to which each of its executives, including the NEOs, would be eligible to receive cash severance in the event of a termination of employment by the Company without cause. The Company believes its severance policy assists in attracting and retaining qualified executives. The level of any cash severance payment is based upon salary and years of service at the time of separation up to a cap, as discussed in more detail under “Potential Payments Upon Termination or Change in Control” beginning on page 52. In addition, each NEO has a change-in-control agreement that provides additional payments and other benefits if the executive is terminated without cause or if the NEO terminates employment for good reason within two years following a change in control of the Company. The change-in-control agreements are designed to reinforce and encourage the continued attention and dedication of the executives without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control and to serve as an incentive to their continued employment with the Company and align their interests with those of the Company’s stockholders. All potential change-in-control payments are “double trigger,” meaning an NEO must incur a qualifying termination of employment following a change in control to be eligible for these payments. In addition, if any excise taxes are triggered in connection with a change in control, our change-in-control agreements do not provide for a tax gross-up. The Company will, instead, automatically reduce any payments due to the NEOs under their agreement to the extent necessary to prevent any portion of these payments from being subject to those excise taxes, but only if by reason of the reduction, the executive’s after-tax benefit of the reduced payments exceeds the after-tax benefit if such reduction were not made.
Please refer to the discussion under “Potential Payments Upon Termination or Change in Control” beginning on page 52 for a more detailed discussion of these arrangements. Severance and change-in-control benefits are provided to be competitive with the Peer Group. No severance payment was made to Mr. Brennan, who was retirement eligible at the time of his retirement in 2025.
ESTABLISHING EXECUTIVE COMPENSATION
COMPENSATION PHILOSOPHY, OBJECTIVES AND RISK ASSESSMENT
The Committee has responsibility for establishing and implementing the Company’s executive compensation philosophy. The Committee, with the advice of its independent compensation consultant, reviews and determines all components of NEOs’ compensation (other than with respect to the compensation of our Chairman and CEO, which the Committee reviews and recommends for approval by our independent directors), including making individual compensation decisions and reviewing and revising the Company’s compensation program and practices.
The Committee has established the following compensation philosophy and objectives for the NEOs:
■
Align the interests of NEOs with those of the stockholders.   The Committee believes it is appropriate to tie a significant portion of executive compensation to the value of the Company’s stock performance to closely align the interests of NEOs with those of our stockholders. The Committee also believes that executives should have a meaningful ownership interest in the Company and, as such, maintains and regularly reviews executive stock ownership guidelines.

■
Have a significant portion of pay that is performance-based.   Fluor expects superior performance from our executives. Our executive compensation programs are designed to reward executives when performance results for the Company and the executive meet or exceed stated objectives. The Committee strongly believes that compensation paid to executives should be closely aligned with the performance of the Company relative to these objectives.

■
Provide competitive compensation.   The Company’s executive compensation programs are designed to attract, retain and motivate highly qualified executives critical to achieving Fluor’s strategic objectives and building stockholder value.

The Committee reviews the Company’s compensation philosophy and objectives each year and may adjust the specific elements of compensation used to implement its philosophy as our business and operating environment evolve.
In addition, the Committee reviewed the incentive compensation we provide to our executives, including our NEOs, and evaluated the mix of plans and performance criteria, the Committee’s ability to exercise discretion over certain components of compensation and our risk

2026 PROXY STATEMENT   37

FLUOR CORPORATION
management practices. Based on this review, the Committee believes that our compensation program is designed to appropriately align compensation with our business strategy and not to encourage behavior that could create material adverse risks to our business.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
The Committee has the authority under its charter to engage the services of outside legal counsel, compensation consultants and other advisors. In 2025, the Committee again engaged Frederic W. Cook & Co., Inc. (“FW Cook”) to serve as its independent compensation consultant to advise the Committee on all matters related to executive and non-management director compensation. FW Cook conducts an annual review of the total compensation program for the Chairman and CEO and the other NEOs.
In 2025, as part of the Committee’s oversight of certain aspects of risk, FW Cook conducted a broad-based review of the Company’s compensation program and discussed its findings with the Committee, indicating that it believes the Company’s compensation programs do not encourage behaviors that would create material risk for the Company. FW Cook also provided written and verbal advice at Committee meetings, attended executive sessions of the Committee to respond to questions, and had individual calls and meetings with the chair of the Committee to provide advice and perspective on executive compensation issues. FW Cook was engaged by, and reports directly to, the Committee and does not perform any other services for the Company. The Committee has determined that FW Cook is independent and that its engagement does not raise any conflicts of interest.
PEER GROUP COMPARISONS
In making compensation decisions, the Committee looks at the practices of our Peer Group. The Committee annually reviews the composition of the Peer Group with FW Cook and makes refinements if necessary, based on objective criteria established by the Committee.
The Committee has applied a generally consistent process and set of criteria for selection of the Peer Group. Potential peer companies were identified by assessing our direct engineering and construction competitors and key customers, as well as companies in related industries with which we compete for executive talent; companies with generally comparable pay models; companies with operations of comparable scale and complexity; and companies with revenue and market capitalization ranging from 0.25x to 4.0x of the Company’s revenue and market capitalization, subject to exception for direct competitors and other engineering and construction peers. Total current assets and full-time employee headcount are used as secondary size measures, where the same 0.25x to 4.0x size range is applied.
For purposes of establishing 2025 compensation, the Committee removed Cummins Inc., PACCAR Inc. and Parker-Hannifin Corporation from the Peer Group, as they are not direct business competitors and have market capitalizations significantly above Fluor. Icahn Enterprises L.P. was also removed from the Peer Group as its business and structure limited its relevance to the Company’s compensation. The Committee added Booz Allen Hamilton Holding Company, Leidos Holdings, Inc., NOV Inc., Parsons Corporation, TechnipFMC plc and Textron Inc. to the Peer Group based on the selection criteria above. The companies comprising our Peer Group for purposes of establishing 2025 compensation were:
■ AECOM Technology Corporation*	■ KBR, Inc.*
■ Baker Hughes Company	■ Leidos Holdings, Inc.
■ Booz Allen Hamilton Holding Company	■ NOV Inc.
■ Builders FirstSource, Inc.	■ Parsons Corporation
■ Dycom Industries, Inc.*	■ Quanta Services, Inc.*
■ EMCOR Group*	■ TechnipFMC plc
■ Jacobs Engineering Group Inc.*	■ Textron Inc.

*
Direct competitors and engineering and construction peers

The Committee reviews benchmarking comparisons prepared by its compensation consultant for each NEO against similar positions within the Peer Group.
ROLE OF COMPANY MANAGEMENT IN COMPENSATION DECISIONS
Before the Committee makes decisions on executive compensation, the CEO reviews compensation for the NEOs other than himself and the Executive Chairman and makes recommendations to the Committee based on their individual and group performance. Specifically, the CEO proposes to the Committee base salary adjustments, target annual incentive awards and long-term incentive awards for each of the other NEOs other than the Executive Chairman. In addition, the Committee reviews and approves the compensation of the NEOs after consideration of the recommendations made by the CEO.

38   2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The independent members of the Board assess the CEO’s and the Executive Chairman’s performance each year, determine the CEO’s and the Executive Chairman’s annual incentive payout for the prior year and set target compensation for the following year, including any base salary adjustment, target annual incentive award and long-term incentive awards.
OTHER ASPECTS OF OUR EXECUTIVE COMPENSATION PROGRAM
2025 “SAY-ON-PAY” ADVISORY VOTE
We hold an annual say-on-pay vote to approve our NEO compensation. At our 2025 annual meeting of stockholders, the compensation of our NEOs was approved by stockholders, with approximately 96.1% of the votes cast for approval. The Committee evaluated the results of the 2025 advisory vote following the annual meeting. The Committee also considered many other factors in evaluating our executive compensation program, including the Committee’s assessment of the interaction of our compensation plans with our corporate business objectives, evaluations of our program by the independent compensation consultant, including with respect to “best practices,” and a review of data of our Peer Group. Taking all this information into account, the Committee did not make any changes to our 2025 executive compensation program and policies because of the 2025 say-on-pay vote, since most elements of compensation were established prior to the annual meeting. However, the Committee updated the weightings of the performance measures included in the 2026 Annual Incentive Plan to add NAGM as discussed above under “Changes to Executive Compensation for 2026.”
COMPENSATION CLAWBACK POLICY
We maintain a clawback policy as required by SEC and NYSE rules. Pursuant to the policy, in the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws (including any such correction that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Company will recover on a reasonably prompt basis the amount of any incentive-based compensation received by an executive officer that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements. This policy applies to all incentive-based compensation received by an executive officer during the three completed years immediately preceding the date that the Company is required to prepare the accounting restatement.
In February 2026, the Committee adopted a supplemental clawback policy pursuant to which the Company may recover any compensation other than base salary (including any time-based and incentive-based compensation) in the event that the detrimental conduct of an officer results in the material restatement of the Company’s financial statements. This policy applies to all incentive-based compensation received by an executive officer during the three completed years immediately preceding the date that the Company is required to prepare the accounting restatement and is in addition to the clawback policy described above.
Outside of our clawback policies, we also consider other potential recourse mechanisms as part of our approach to executive compensation. In addition to potential legal remedies and disciplinary or other employment actions that may be available to the Company, NEO compensation may be subject to forfeiture, recovery, or adjustment in a variety of circumstances under our other policies and agreements. These include: (i) our ability to pursue appropriate remedies for violations of our Code of Conduct; (ii) forfeiture of compensation if an NEO’s employment is terminated for “cause” under the terms of our agreements with NEOs, which includes, among other things, termination for dishonesty, fraud, willful misconduct, breach of fiduciary duty, conflict of interest, commission of a felony, material failure or refusal to perform job duties in accordance with Company policies, material violation of Company policy that causes harm to the Company or its subsidiaries or other wrongful conduct of a similar nature and degree; (iii) forfeiture and recovery of compensation in the event an NEO breaches applicable restrictive covenants; and (iv) potential downward adjustments by the Committee to pay opportunities or incentive plan payouts.
STOCK OWNERSHIP GUIDELINES
Executive officers are required to hold Fluor stock to align their financial interests with those of our stockholders. The Company maintains the following stock ownership guidelines for NEOs based in the U.S.:
Role	Value of Shares or Share Units to be Owned
CEO	6 times base salary
Executive Chairman	3.5 times base salary
Other NEOs	2 times base salary

2026 PROXY STATEMENT   39

FLUOR CORPORATION
NEOs may sell shares of Fluor stock if the guidelines are met after the sale. To the extent an NEO has not satisfied the guidelines but is within the five-year compliance period, an NEO may only sell up to 50% of the net shares acquired from the exercise of stock options or the vesting of RSUs and Performance Awards. Unvested RSUs and Performance Awards for which performance goals have been achieved (and for which only time-based vesting remains) are considered as owned by the NEO in determining whether the NEO has met the ownership guidelines. Vested but unexercised stock options and Performance Awards for which performance goals have not been achieved are not considered as owned by the NEO under the ownership guidelines. NEOs are expected to satisfy the ownership guidelines within five years from the time they are first subject to the guidelines. The five-year period resets upon future promotions. As of March 1, 2026, each of the currently employed NEOs is in compliance with these stock ownership guidelines.
RESTRICTIONS ON CERTAIN TRADING ACTIVITIES, INCLUDING SHORT SALES, HEDGING AND PLEDGING
Our insider trading policy prohibits all directors and employees (including executive officers) of the Company and its subsidiaries from engaging in short-term or speculative trading in Company securities. It is against the policy for directors and employees to trade in puts, calls or other publicly traded “over-the-counter” options in Company securities, or to sell Company securities short. In addition, directors and employees are prohibited from engaging in any hedging or monetization transactions involving Company securities (such as zero cost collars and forward sale contracts).
Directors and employees are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan or otherwise. The policy does not prohibit broker-assisted exercise or settlement of equity awards granted by the Company that may involve an extension of credit only until the sale is settled, provided that any such transaction complies with the terms of the policy. The insider trading policy also applies to securities of the Company’s controlled subsidiaries. Our insider trading policy and procedures, including procedures that Fluor follows with respect to repurchases of our common stock, are designed to promote compliance with insider trading laws, rules, regulations and applicable listing standards, and have been filed as an exhibit to the Company’s 2025 Annual Report on Form 10-K.
EQUITY AWARD GRANT PRACTICES
The Committee has followed a practice of granting annual equity awards, including annual Performance Awards, non-qualified stock options and RSUs granted to the NEOs, in February each year. In certain circumstances, including the hiring and promotion of an officer, the Committee may approve grants effective at other times. During 2025, the Committee did not consider material nonpublic information when determining the timing or terms of equity awards, and the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Committee did not grant stock options to any NEO in 2025 during the period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, Form 10-Q or Form 8-K that discloses material nonpublic information.

40   2026 PROXY STATEMENT

ORGANIZATION AND COMPENSATION COMMITTEE REPORT
ORGANIZATION AND COMPENSATION COMMITTEE REPORT
Management of the Company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Organization and Compensation Committee has reviewed and discussed it with management. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement for the Company’s 2026 annual meeting of stockholders.
The Organization and Compensation Committee
James T. Hackett, Chair
Alan M. Bennett
H. Paulett Eberhart
Matthew K. Rose

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FLUOR CORPORATION
SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation earned by or granted to each of the 2025 NEOs in the relevant years. The 2025 NEOs are the two individuals who held the position of principal executive officer (PEO) in 2025, the two individuals who held the position of principal financial officer (PFO) in 2025, and the three other highest paid executive officers.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
James R. Breuer Chief Executive Officer (effective May 1, 2025)	2025	$1,071,689	—	$2,744,569	$593,762	$1,330,300	—	$1,132,693	$6,873,013
	2024	$598,026	—	$1,037,401	$165,030	$723,400		$105,009	$2,628,866

John C. Regan Chief Financial Officer (effective March 1, 2025)	2025	$659,053	—	$1,163,233	$210,035	$573,300	—	$72,510	$2,678,131

Alvin C. Collins Business Group President, Mission Solutions	2025	$549,082	—	$994,284	$165,046	$417,200	—	$125,511	$2,251,123

David E. Constable Executive Chairman (former Chief Executive Officer through April 30, 2025)	2025	$804,255	—	$7,504,886	$1,130,014	$963,500	—	$122,833	$10,525,488
	2024	$1,350,045	—	$10,119,428	$1,500,020	$2,835,000	—	$331,199	$16,135,692
	2023	$1,350,045	—	$12,398,674	$1,477,532	$3,381,800	—	$269,239	$18,877,290
Mark E. Fields Group President, Strategic Projects	2025	$710,025	—	$1,258,684	$217,515	$636,600	—	$173,886	$2,996,710
	2024	$685,568	—	$1,341,101	$217,546	$909,400	—	$100,206	$3,253,821
	2023	$659,184	—	$1,415,201	$165,046	$1,050,500	—	$120,889	$3,410,820
Kevin B. Hammonds Chief Legal Officer and Corporate Secretary	2025	$522,128	$200,000(5)	$551,145	$135,019	$574,975		$105,940	$2,089,207

Joseph L. Brennan Former Chief Financial Officer (until February 28, 2025)	2025	$344,436	—	$363,475	—	—	—	$877,542	$1,585,453
	2024	$670,044	—	$1,310,565	$210,014	$895,900	—	$104,862	$3,191,385
	2023	$598,229	—	$1,415,201	$165,046	$854,800	—	$223,802	$3,257,078

(1)
The amounts in column (c) include salary earned, and any time off with pay used, during the year.

(2)
The amounts in column (e) represent the aggregate grant date fair value of the RSUs and Performance Awards granted in each year, calculated based on the closing price of the Company’s common stock on the NYSE on the date of grant in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”).

Specifically, under SEC rules, because annual EBT performance goals are established for each year of the three-year performance period of the 2025 Performance Awards, the 2025 amount includes the grant date fair value of one third of the shares related to the EBT performance measure (and the full 30% of the shares related to the Relative TSR performance measure), plus (for the CEO and those NEOs who were awarded Performance Awards in 2024), the grant date fair value of one third of the shares subject to the 2024 Performance Awards related to the EBT performance measure, plus (for the CEO and those NEOs who were awarded Performance Awards in 2023), the grant date fair value of one third of the shares subject to the 2023 Performance Awards related to the EBT performance measure.
The grant date fair value of the 2025 Performance Award tranche reflected as compensation for 2025 is based on the closing stock price of the Company’s common stock on the NYSE on the date of grant, with the portion of the award determined by the Relative TSR performance measure based on a Monte Carlo valuation of 97% of face value of the target grant in 2025. The grant date fair value of the 2024 and 2023 Performance Award tranches reflected as compensation for 2025 is based on the closing stock price of the Company’s common stock on the NYSE on the date the performance goals for the 2025 tranches were established, and therefore reflects the increase in our stock price since the time the awards were first approved. For additional information, see the footnotes to the Grants of Plan-Based Awards table below.
Compensation for the remaining tranches of the 2024 and 2025 Performance Awards will be reported in future Summary Compensation Tables as compensation for the year in which the performance objectives for the applicable tranches are established.

42   2026 PROXY STATEMENT

COMPENSATION TABLES
The chart below details the components of the amounts reported in this column, which consist of the grant date fair value of the (i) RSUs awarded in 2025, (ii) first tranche of the 2025 Performance Awards, (iii) second tranche of the 2024 Performance Awards, and (iv) third tranche of the 2023 Performance Awards, in each case based on target level performance and the assumptions described above, all of which are reported in the table as 2025 compensation. With respect to each of the 2023, 2024 and 2025 Performance Award tranches tied to the EBT performance measure, the grant date fair value, assuming the highest level of performance is achieved, is equal to two times the value reflected in the chart below. With respect to the 2025 Performance Award tranche tied to the Relative TSR performance measure, the grant date fair value, assuming the highest level of performance is achieved, is equal to 2.06 the value reflected in the chart below.
	James R. Breuer	John C. Regan	Alvin C. Collins	David E. Constable	Mark E. Fields	Kevin B. Hammonds	Joseph L. Brennan
RSUs	$1,385,446	$490,113	$385,073	$2,636,762	$507,554	$315,008	—
2025 PA	$1,038,578	$367,402	$288,666	$1,976,589	$380,470	$236,137	—
2024 PA	$157,490	$157,490	$157,490	$1,431,676	$207,615	—	$200,420
2023 PA	$163,055	$148,228	$163,055	$1,459,859	$163,055	—	$163,055
Total	$2,744,569	$1,163,233	$994,284	$7,504,886	$1,258,684	$551,145	$363,475

(3)
The amounts in column (f) represent the aggregate grant date fair value of options awarded in each year. The fair value of these awards is based on a Black-Scholes option pricing model on the date of grant in accordance with ASC 718. Assumptions used in the calculation of these amounts were as follows: an expected option life of 4.58 years, a risk-free interest rate of 4.33%, an expected volatility of 50.32% and an annual dividend yield of 0% as we currently do not pay cash dividends. The expected volatility assumption is based on a 50/50 blend of historical and implied volatility.

(4)
The amounts in column (i) are detailed in a separate All Other Compensation table below.

(5)
This amount reflects a cash bonus paid to Mr. Hammonds in recognition of his extraordinary efforts in 2025, reflecting the Committee’s assessment of his performance and high-value contributions to the Company’s objectives during the year.

2026 PROXY STATEMENT   43

FLUOR CORPORATION
ALL OTHER COMPENSATION
The following describes each component of the All Other Compensation column (column (i)) of the Summary Compensation Table for 2025.
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Company Contributions to Qualified and Nonqualified Defined Contribution Plans ($)(1)	Tax Gross-up ($)(2)	Perquisite Allowances ($)(3)	Other Perquisites ($)(4)	Other Payments ($)(5)	Total All Other Compensation ($)
James R. Breuer	$73,959	$93,100	$61,425	$904,209	—	$1,132,693
John C. Regan	$31,379	—	$32,050	$9,081	—	$72,510
Alvin C. Collins	$38,191	$20,418	$28,200	$38,702	—	$125,511
David E. Constable	$40,064	$6,888	$58,275	$17,606	—	$122,833
Mark E. Fields	$59,652	$31,302	$32,400	$50,532	—	$173,886
Kevin B. Hammonds	$38,171	$15,525	$28,200	$24,044	—	$105,940
Joseph L. Brennan	$40,068	—	$13,500	$6,555	$817,419	$877,542

(1)
The amounts in column (b) represent contributions made by the Company to each individual’s account in the Company’s 401(k) plan and amounts credited by the Company into each individual’s account in the Company’s non-qualified deferred compensation plan. Contributions to the 401(k) plan and amounts credited to the non-qualified deferred compensation plan by the Company were made or provided on the same basis as provided to all other eligible salaried employees.

(2)
The amounts in column (c) represent the gross-up payment provided for taxes associated with business-related spousal travel and with respect to Messrs. Breuer, Collins and Hammonds, temporary living expenses, with respect to Messrs. Breuer and Collins, cost of a furniture allowance, with respect to Messrs. Breuer and Fields, the cost of shipping and storage, and with respect to Mr. Breuer, the costs associated with the sale/purchase of a home.

(3)
The amounts in column (d) represent the aggregate annual perquisite allowance, which is paid in monthly installments as a substitute for the Company reimbursing or paying for perquisites such as an automobile allowance, tax and financial planning, and club membership dues. To the extent any of the annual allowance was used for a business purpose, the amount of the allowance shown here was not reduced.

(4)
The amounts in column (e) represent a $750,000 relocation assistance payment made to Mr. Breuer, the cost of temporary living expenses of  $74,460, $18,564, and $18,013 for Messrs. Breuer, Collins and Hammonds, respectively, the cost of a furniture allowance of $10,000 each for Messrs. Breuer and Collins, the cost of shipping and storage of  $35,895 and $48,246 for Messrs. Breuer and Fields, respectively, and the costs of sale/purchase associated with a home of  $7,227 for Mr. Breuer under the Company’s relocation policy, as well as the cost for business-related spousal travel, the cost of business-related physical examinations, the cost of personal use of non-primary country clubs, the imputed cost of basic life insurance, and the cost of relocation, each of which was less than $10,000, with the exception of Mr. Breuer, who had business related spousal travel costs of  $15,784. NEOs may also use our corporate travel agency to arrange personal travel, at no incremental cost to the Company.

(5)
The amounts in column (f) represent a cash payment to Mr. Brennan equal to the value of his unused time-off with pay balance of $595,339 and $222,080 for consulting work paid to Mr. Brennan post-retirement.

44   2026 PROXY STATEMENT

COMPENSATION TABLES
GRANTS OF PLAN-BASED AWARDS IN 2025
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
				Estimated Future Payouts Under Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)		All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Under- lying Options (#)(5)	Exercise or Base Price of Option Awards Per Share ($/sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of Award(1)	Grant Date	Approval Date	Target (#)	Maximum (#)	Target ($)	Maximum ($)
James R. Breuer	RSU	2/21/2025	2/17/2025	—	—	—	—	36,720	—	—	$1,385,446(7)
	SO	2/21/2025	2/17/2025	—	—	—	—	—	33,576	$37.73	$593,762(8)
	2023 PA	2/17/2025	2/17/2025	4,102	8,204	—	—	—	—	—	$163,055(9)
	2024 PA	2/17/2025	2/17/2025	3,962	7,924	—	—	—	—	—	$157,490(10)
	2025 PA	2/21/2025	2/17/2025	27,977	55,954	—	—	—	—	—	$1,038,578(11)
	AIP	N/A	N/A	—	—	$1,415,100	$2,830,200	—	—	—	—
John C. Regan	RSU	2/21/2025	2/17/2025	—	—	—	—	12,990	—	—	$490,113(7)
	SO	2/21/2025	2/17/2025	—	—	—	—	—	11,877	$37.73	$210,035(8)
	2023 PA	2/17/2025	2/17/2025	3,729	7,458	—	—	—	—	—	$148,228(9)
	2024 PA	2/17/2025	2/17/2025	3,962	7,924	—	—	—	—	—	$157,490(10)
	2025 PA	2/21/2025	2/17/2025	9,897	19,794	—	—	—	—	—	$367,402(11)
	AIP	N/A	N/A	—	—	$629,900	$1,259,800	—	—	—	—
Alvin C. Collins	RSU	2/21/2025	2/17/2025	—	—	—	—	10,206	—	—	$385,073(7)
	SO	2/21/2025	2/17/2025	—	—	—	—	—	9,333	$37.73	$165,046(8)
	2023 PA	2/17/2025	2/17/2025	4,102	8,204	—	—	—	—	—	$163,055(9)
	2024 PA	2/17/2025	2/17/2025	3,962	7,924	—	—	—	—	—	$157,490(10)
	2025 PA	2/21/2025	2/17/2025	7,776	15,552	—	—	—	—	—	$288,666(11)
	AIP	N/A	N/A	—	—	$469,400	$938,800	—	—	—	—
David E. Constable	RSU	2/21/2025	2/17/2025	—	—	—	—	69,885	—	—	$2,636,762(7)
	SO	2/21/2025	2/17/2025	—	—	—	—	—	63,900	$37.73	$1,130,014(8)
	2023 PA	2/17/2025	2/17/2025	36,726	73,452	—	—	—	—	—	$1,459,859(9)
	2024 PA	2/17/2025	2/17/2025	36,017	72,034	—	—	—	—	—	$1,431,676(10)
	2025 PA	2/21/2025	2/17/2025	53,245	106,490	—	—	—	—	—	$1,976,589(11)
	AIP	N/A	N/A	—	—	$1,025,000	$2,050,000	—	—	—	—
Mark E. Fields	RSU	2/21/2025	2/17/2025	—	—	—	—	13,452	—	—	$507,544(7)
	SO	2/21/2025	2/17/2025	—	—	—	—	—	12,300	$37.73	$217,515(8)
	2023 PA	2/17/2025	2/17/2025	4,102	8,204	—	—	—	—	—	$163,055(9)
	2024 PA	2/17/2025	2/17/2025	5,223	10,446	—	—	—	—	—	$207,615(10)
	2025 PA	2/21/2025	2/17/2025	10,249	20,498	—	—	—	—	—	$380,470(11)
	AIP	N/A	N/A	—	—	$677,200	$1,354,400	—	—	—	—
Kevin B. Hammonds	RSU	2/21/2025	2/17/2025	—	—	—	—	8,349	—	—	$315,008(7)
	SO	2/21/2025	2/17/2025	—	—	—	—	—	7,635	$37.73	$135,019(8)
	2023 PA	2/17/2025	2/17/2025	—	—	—	—	—	—	—	—
	2024 PA	2/17/2025	2/17/2025	—	—	—	—	—	—	—	—
	2025 PA	2/21/2025	2/17/2025	6,361	12,722	—	—	—	—	—	$236,137(11)
	AIP	N/A	N/A	—	—	$446,300	$892,600	—	—	—	—

2026 PROXY STATEMENT   45

FLUOR CORPORATION
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
				Estimated Future Payouts Under Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)		All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Under- lying Options (#)(5)	Exercise or Base Price of Option Awards Per Share ($/sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of Award(1)	Grant Date	Approval Date	Target (#)	Maximum (#)	Target ($)	Maximum ($)
Joseph L. Brennan	RSU	2/21/2025	2/17/2025	—	—	—	—	—	—	—	—
	SO	2/21/2025	2/17/2025	—	—	—	—	—	—	—	—
	2023 PA	2/17/2025	2/17/2025	4,102	8,204	—	—	—	—	—	$163,055(9)
	2024 PA	2/17/2025	2/17/2025	5,042	10,084	—	—	—	—	—	$200,420(10)
	2025 PA	2/21/2025	2/17/2025	—	—	—	—	—	—	—	—
	AIP	N/A	N/A	—	—	—	—	—	—	—	—

(1)
The types of awards reported in this table are as follows: RSUs, Stock Options (“SO”), the third tranche of the 2023 stock-settled Performance Awards (“PA”), the second tranche of the 2024 stock-settled PAs, the first tranche of the 2025 stock-settled PAs, and Annual Incentive (“AIP”).

(2)
Columns (e) and (f) show the target and maximum number of units for each individual under the third tranche of their 2023 PAs, the second tranche of their 2024 PAs, and the first tranche of their 2025 PAs. The Committee has established threshold levels for the 2025 performance goals for each award, but not for the overall award. All potential payouts are performance driven and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis. The third tranche of the 2024 PAs and the second tranche of the 2023 PAs will be presented in the 2026 table. The third tranche of the 2025 PAs will be presented in the 2027 table. All three tranches of the 2023 PAs, 2024 PAs and 2025 PAs, if earned, vest in full on March 6, 2026, March 6, 2027, and March 6, 2028, respectively.

(3)
Columns (g) and (h) show the target and maximum payouts for each individual of their 2025 annual incentive award. The Committee has established threshold levels for each of the performance goals, but not for the overall award. All potential payouts are performance driven and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis.

(4)
The amounts in column (i) represent the number of RSUs granted on February 21, 2025 as part of the 2025 long-term incentive awards. These RSUs vest one third per year on March 6th in each of the three years following the grant date.

(5)
The amounts in column (j) represent the number of shares subject to nonqualified stock options granted on February 21, 2025. These options vest one third per year on March 6th in each of the first three years following the grant date.

(6)
The amounts in column (k) represent the exercise price of the nonqualified stock options, which was the closing price of the Company’s common stock on the NYSE on the date of grant.

(7)
This amount represents the grant date fair value of RSUs granted as part of 2025 long-term incentive awards. For those RSUs granted on February 21, 2025, the value is computed in accordance with ASC 718, using the grant price of  $37.73 per share, which was the closing price of the Company’s common stock on the date of grant.

(8)
This amount represents the grant date fair value of nonqualified stock options granted. For those stock options granted on February 21, 2025, the value is computed in accordance with ASC 718, using a Black Scholes option pricing model value of  $17.68 per option, based on following assumptions: an expected option life of 4.58 years, a risk-free interest rate of 4.33%, an expected volatility of 50.32% and an annual dividend yield of 0% as we currently do not pay cash dividends. The expected volatility assumption is based on a 50/50 blend of historical and implied volatility.

(9)
This amount represents the grant date fair value of the target number of shares subject to the third tranche of the 2023 PAs granted to the NEOs on February 17, 2025, using the grant price of  $39.75 per unit, which was the closing price of the Company’s common stock on the NYSE on the following trading day (February 18, 2025).

As noted above, only one third of the 80% of shares subject to the 2023 PAs that are determined by the EBT performance measure have a 2025 grant date fair value under applicable accounting standards and, therefore, are reported as 2025 compensation in the Summary Compensation Table and this Grants of Plan Based Awards Table. The grant date fair value of the first tranche of the 2023 PAs was presented in the 2023 tables; and the second tranche of the 2023 PAs was presented in the 2024 tables. The full effect of the Relative TSR measure of the 2023 PAs was presented in the 2023 tables.
(10)
This amount represents the grant date fair value of the target number of shares subject to the second tranche of the 2024 PAs granted to the NEOs on February 17, 2025, using the grant price of  $39.75 per unit, which was the closing price of the Company’s common stock on the NYSE on the following trading day (February 18, 2025).

As noted above, only one third of the 80% of shares subject to the 2024 PAs that are determined by the EBT performance measure

46   2026 PROXY STATEMENT

COMPENSATION TABLES
have a 2025 grant date fair value under applicable accounting standards and, therefore, are reported as 2024 compensation in the Summary Compensation Table and this Grants of Plan Based Awards Table. The grant date fair value of the first tranche of the 2024 PAs was presented in the 2024 tables; and remaining tranche of the 2024 PAs awarded to the NEOs will be presented in the 2026 tables. The full effect of the Relative TSR measure of the 2024 PAs was presented in the 2024 tables.
(11)
This amount represents the grant date fair value of the target number of shares subject to the first tranche of the 2025 PAs granted on February 21, 2025, using the grant price of  $37.73 per unit, which was the closing price of the Company’s common stock on the NYSE on February 21, 2025, the date the performance goals for the 2025 tranche were established. The shares subject to the portion of the 2025 PAs determined by the EBT performance measure have a grant date fair value of  $37.73. The remaining shares subject to the portion of the 2025 PAs determined by the Relative TSR performance measure have a grant date fair value based on a Monte Carlo valuation of 97.14% of face value of the target grant in 2025.

The downward adjustment derived by a Monte Carlo valuation method simulates a range of possible future stock prices for Fluor and each company in the S&P 500 Index group over the PA’s three-year performance period using certain factual data and an assumed risk-free interest rate. The expected term was based on the 2.86-year remaining term of the 2025 PAs from the award date, the expected volatility of 40.80% was based on the daily historical stock price volatility over the 2.86 years prior to the award date to conform to the term of the awards for the Company and the S&P 500 Index Group, consistent with the methodology addressed in ASC 718, and an expected dividend rate on Fluor’s stock of 0%, as we do not currently pay cash dividends. In addition, the risk-free rate of interest used was 4.15% for PAs awarded, which is based on Daily Treasury Yield Curve rates. Based on this methodology, the valuation of the 2025 PAs tied to Relative TSR in 2025 was 97.14% of the closing price of the Company’s stock on the date of grant for 2025 PAs. The full effect of the Relative TSR measure for the 2025 PAs will only appear in the 2025 tables.
As noted above, only one third of the 70% of shares subject to the 2025 PAs that are determined by the EBT performance measure, and the full 30% of the shares subject to the 2025 PAs determined by the Relative TSR performance measure, have a 2025 grant date fair value under applicable accounting standards and, therefore, are reported as 2025 compensation in the Summary Compensation Table and this Grants of Plan Based Awards Table. The grant date fair values of the remaining tranches of the 2025 PAs that are determined based on EBT performance that were awarded to the NEOs will be presented in the 2026 and 2027 tables, respectively.

2026 PROXY STATEMENT   47

FLUOR CORPORATION
OUTSTANDING EQUITY AWARDS AT 2025 YEAR END
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
James R. Breuer	2,589	—	$46.07	2/23/2016	2/23/2026	64,624	$2,561,049	35,327	$1,400,029
	3,165	—	$55.35	2/23/2017	2/23/2027
	7,548	—	$17.96	3/3/2021	3/3/2031
	10,053	—	$21.90	2/25/2022	2/25/2032
	6,660	3,330	$35.76	2/24/2023	2/24/2033
	3,243	6,486	$37.02	2/23/2024	2/23/2034
	—	33,576	$37.73	2/21/2025	2/21/2035
John C. Regan	16,773	—	$17.96	3/3/2021	3/3/2031	38,988	$1,545,094	18,693	$740,823
	13,404	—	$21.90	2/25/2022	2/25/2032
	6,054	3,027	$35.76	2/24/2023	2/24/2033
	3,243	6,486	$37.02	2/23/2024	2/23/2034
	—	11,877	$37.73	2/21/2025	2/21/2035
Alvin C. Collins	5,712	—	$55.35	2/23/2017	2/23/2027	38,110	$1,510,299	16,742	$663,505
	7,548	—	$17.96	3/3/2021	3/3/2031
	10,053	—	$21.90	2/25/2022	2/25/2032
	6,660	3,330	$35.76	2/24/2023	2/24/2033
	3,243	6,486	$37.02	2/23/2024	2/23/2034
	—	9,333	$37.73	2/21/2025	2/21/2035
David E. Constable	276,360	—	$16.55	12/23/2020	12/23/2030	320,679	$12,708,509	136,146	$5,395,481
	156,810	—	$17.96	3/3/2021	3/3/2031
	128,676	—	$21.90	2/25/2022	2/25/2032
	59,622	29,811	$35.76	2/24/2023	2/24/2033
	29,477	58,954	$37.02	2/23/2024	2/23/2034
	—	63,900	$37.73	2/21/2025	2/21/2035
Mark E. Fields	5,178	—	$46.07	2/23/2016	2/23/2026	43,562	$1,726,362	22,068	$874,573
	5,361	—	$55.35	2/23/2017	2/23/2027
	36,297	—	$8.81	9/30/2020	2/21/2030
	18,450	—	$17.96	3/3/2021	3/3/2031
	14,745	—	$21.90	2/25/2022	2/25/2032
	6,660	3,330	$35.76	2/24/2023	2/24/2033
	4,275	8,550	$37.02	2/23/2024	2/23/2034
	—	12,300	$37.73	2/21/2025	2/21/2035

48   2026 PROXY STATEMENT

COMPENSATION TABLES
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Kevin B. Hammonds	2,988	—	$46.07	2/23/2016	2/23/2026	13,732	$544,199	5,852	$231,915
	3,075	—	$55.35	2/23/2017	2/23/2027
	—	7,635	$37.73	2/21/2025	2/21/2035
Joseph L. Brennan	1,217	—	$46.07	2/23/2016	2/23/2026	29,796	$1,180,816	12,202	$483,569
	3,516	—	$55.35	2/23/2017	2/23/2027
	28,861	—	$19.25	10/17/2019	10/17/2029
	9,900	—	$8.81	9/30/2020	2/21/2030
	18,450	—	$17.96	3/3/2021	3/3/2031
	14,745	—	$21.90	2/25/2022	2/25/2032
	6,660	3,330	$35.76	2/24/2023	2/24/2033
	4,127	8,254	$37.02	2/23/2024	2/23/2024

(1)
Options generally vest one third per year in each of the first three years following the grant date and expire ten years from the grant date. Options granted to Mr. Constable on December 23, 2020, vest over five years (vesting in 20% annual installments beginning on the first anniversary of the grant date) and were subject to a stock price appreciation condition that was achieved in 2021.

(2)
The amounts in column (g) include RSUs and the earned number of units under 2023 PAs that remain subject to vesting based on continued service. The RSUs generally vest one third per year on March 6th in each of the three years following the award date. The earned number of units under the 2023 PAs vest in full approximately three years from the award date, on March 6, 2026.

(3)
The amounts in column (h) are determined by multiplying the amounts in column (g) by the closing price ($39.63) of the Company’s common stock on December 31, 2025, the last trading day of the year.

(4)
The amounts in column (i) include (1) the first and second tranches of the 2024 PAs, reflecting slightly below target performance for 2024 and 2025, and (2) the first tranche of the 2025 PAs, reflecting slightly below target performance for 2025. The 2024 PAs and 2025 PAs will be adjusted for actual performance at the end of the corresponding performance period (December 31, 2026, and December 31, 2027, respectively) and will vest in full the following March 6th. The amounts of the 2024 PAs and 2025 PAs in column (i) do not reflect the impact of the Relative TSR performance measure, which will be applied at the end of the corresponding performance periods.

The following table provides the number of unvested PAs awarded in 2024 and 2025, as adjusted for performance through December 31, 2025:
	Unvested PAs
Name	2024	2025	Total
James R. Breuer	9,588	25,739	35,327
John C. Regan	9,588	9,105	18,693
Alvin C. Collins	9,588	7,154	16,742
David E. Constable	87,161	48,985	136,146
Mark E. Fields	12,639	9,429	22,068
Kevin B. Hammonds	—	5,852	5,852
Joseph L. Brennan	12,202	—	12,202

(5)
The amounts in column (j) are determined by multiplying the amounts in column (i) by $39.63, the closing price of the Company’s common stock on December 31, 2025, the last trading day of the year.

2026 PROXY STATEMENT   49

FLUOR CORPORATION
OPTION EXERCISES AND STOCK VESTED IN 2025
(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James R. Breuer	—	—	31,430	$1,149,709
John C. Regan	—	—	39,229	$1,434,997
Alvin C. Collins, III	2,988	$18,112	31,430	$1,149,709
David E. Constable	—	—	405,829	$14,975,741
Mark E. Fields	—	—	43,907	$1,606,118
Kevin B. Hammonds	—	—	4,536	$188,059
Joseph L. Brennan	775	$3,821	43,750	$1,600,375
A portion of the shares reported under column (d) are withheld or sold on behalf of the individual upon vesting to satisfy tax withholding obligations.

50   2026 PROXY STATEMENT

COMPENSATION TABLES
NONQUALIFIED DEFERRED COMPENSATION
All U.S. executives, including the NEOs, are eligible to defer compensation into the Executive Deferred Compensation Program (“EDCP”), which has a number of components. Executives may defer up to 100% of base salary, annual incentive awards and Performance Award payments that are paid in cash. The EDCP also allows executives to contribute between 1% and 20% of base salary to the Excess 401(k) portion of the plan, which allows contributions in excess of the Internal Revenue Code (“IRC”) contribution limits for qualified retirement plans (which was $23,500, $31,000 or $34,750 depending on the participant’s age, in 2025).
In addition, the Company contributes to the Excess 401(k) portion of the plan any amounts that would have been contributed by the Company to the Company’s 401(k) plan as matching retirement contributions that are in excess of the IRC compensation limit on contributions ($350,000 in 2025) or were lessened by an IRC limit on participant elective deferrals. Annual enrollment for the EDCP is in November, and elections are made with respect to compensation to be earned in the following year.
Amounts deferred are adjusted upward or downward based upon the performance of deemed investment choices available to the executives in the EDCP. The Company does not guarantee any rates of return. Executives may change their deemed investment selections on a daily basis.
For amounts deferred after 2005, distribution elections are made in conjunction with the plan year deferral elections. Distributions can be elected as a lump sum payment or in up to ten annual installments. Distribution payments are made in the month following retirement or termination, with the exception of officers of the Company, for whom no distributions will be made prior to six months after retirement or termination. In addition, executives can elect to receive a scheduled in-service distribution as a lump sum or in up to ten annual installments, with the payments commencing no sooner than one year following the end of the plan year of the deferral.
Distribution elections related to amounts deferred prior to January 1, 2005, are made at the time of retirement or termination and can be elected as a lump sum payment or in up to twenty annual installments. Distributions commence the January following retirement or termination.
The table below shows executive and Company contributions made to the EDCP for NEOs who participated in the EDCP in 2025, as well as the aggregate earnings and aggregate balance for amounts deferred under the EDCP.
(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in 2025 ($)(1)	Company Contributions in 2025 ($)(2)	Aggregate Earnings (Loss) in 2025 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2025 ($)(4)
James R. Breuer	$309,689	$31,251	$263,701	—	$1,599,711
John C. Regan	—	—	$17,370	—	$123,441
Alvin C. Collins, III	$174,859	—	$280,259	—	$1,602,763
David E. Constable	—	—	$8,935	—	$234,225
Mark E. Fields	$20,562	$17,955	$760,935	—	$5,841,353
Kevin B. Hammonds	—	—	$28,409		$151,623
Joseph L. Brennan Jr.	$3,131	$1,566	$176,359	—	$1,604,627

(1)
The amounts in column (b) represent contributions by Messrs. Breuer, Fields and Brennan in 2025 to the Excess 401(k) portion of the EDCP and contributions by Messrs. Breuer and Collins in 2025 to the deferred Annual Incentive portion of the EDCP. All amounts in column (b) are included in the Summary Compensation Table in the Salary column (column (c)) for 2025.

(2)
The amounts in column (c) represent contributions by the Company in 2025 into the Excess 401(k) portion of the plan for the portion of base salary that was in excess of the IRC compensation limit on contributions. All amounts in column (c) are reported in the All Other Compensation column (column (i)) of the Summary Compensation Table and in the Company Contributions to Qualified and Nonqualified Defined Contribution Plans column (column (b)) of the All Other Compensation table.

(3)
None of the deemed investment earnings on vested or unvested deferred compensation, represented in column (d), are reflected in the Summary Compensation Table because the Company does not provide above market or preferential returns on nonqualified deferred compensation.

(4)
The amounts in column (f) represent the EDCP balance as of December 31, 2025, and include amounts deferred and aggregate earnings from previous years. These amounts include contributions reported in the summary compensation tables from 2023 and 2024 as follows: $273,490 for Mr. Breuer, $215,489 for Mr. Constable, $70,043 for Mr. Fields, and $33,922 for Mr. Brennan.

2026 PROXY STATEMENT   51

FLUOR CORPORATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The tables below reflect the amount of compensation that would have become payable to each of the NEOs (other than Mr. Brennan who retired prior to December 31, 2025) under existing plans and arrangements if the NEO’s employment had terminated on December 31, 2025, given their compensation and service levels as of such date and, if applicable, based on the Company’s closing stock price on December 31, 2025. These benefits are in addition to amounts previously earned and to which NEOs are entitled, regardless of the occurrence of any termination of employment, including then-exercisable stock options and vested amounts contributed or credited under the EDCP, as well as benefits generally available to all salaried employees, such as amounts accrued and vested through the Company’s retirement plans and payout of any accrued time off with pay (collectively, the “Pre-Termination Benefits”). The NEOs are entitled to receive the Pre-Termination Benefits regardless of the manner by which their employment is terminated. As described under the scenarios set forth below, additional amounts may be received upon certain terminations, except upon a termination for cause in which case no additional amounts would be received.
The actual amounts that would be paid upon an NEO’s termination of employment can only be determined at the time of such termination and may be higher or lower than as reported below due to, among other things, the time during the year of any such termination, the Company’s stock price and the executive’s age. In addition, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or to alter the terms of benefits described below, as the Committee determines appropriate.
The tables below do not include Mr. Brennan, who was retirement-eligible at the time of his separation in 2025. Mr. Brennan’s unvested RSUs, options and PAs that were granted more than one year prior to his retirement date will continue to vest as previously scheduled, as described below under the heading “Payments Made Upon Voluntary Termination/Retirement.” These outstanding awards are noted in the Outstanding Equity Awards at 2025 Year End Table above. Other than Pre-Retirement Benefits, Mr. Brennan received no payments in connection with his retirement.
PAYMENTS MADE UPON VOLUNTARY TERMINATION/RETIREMENT
As of December 31, 2025, Messrs. Breuer, Collins, Constable, and Fields were eligible for retirement based on the Company’s age and years of service requirements, as was Mr. Brennan as of the date of his separation. Employees become retirement-eligible upon completing 30 years of service, or upon reaching age 55 with at least 15 years of service, or under reduced service requirements that decrease as age increases, up to age 65. For these NEOs, it was assumed that in the case of voluntary termination, they would elect retirement from the Company. Messrs. Regan and Hammonds were not eligible for retirement and would not be entitled to compensation upon voluntary termination, other than their Pre-Termination Benefits.
In the event of the voluntary termination of an NEO who is eligible for retirement, in addition to the Pre-Termination Benefits, upon the NEO signing a non-competition agreement and assuming the NEO has held the applicable award for at least one year from its award date, unvested RSUs, options, and PAs will continue to vest as previously scheduled.
Amounts reported in the tables below assume that the above requirements have been met.
PAYMENTS MADE UPON NOT FOR CAUSE TERMINATION
Pursuant to Fluor’s Executive Severance Policy, in the event of the termination without cause of an NEO, in addition to the Pre-Termination Benefits and, for retirement eligible NEOs, the items identified above under “Payments Made Upon Voluntary Termination/Retirement,” the NEO will receive a cash severance benefit calculated as two weeks of base pay per year of service, with a minimum severance benefit of eight weeks and a maximum severance benefit of fifty-two weeks. In addition, upon Committee approval, the NEO may receive any annual incentive award earned during the year. Amounts reported in the tables below assume that the Committee has approved the annual incentive payment at target, although the Committee retains discretion to do otherwise.
PAYMENTS MADE UPON A TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL
Pursuant to Fluor’s Change in Control Agreements with our NEOs, in the event of a qualifying termination of an NEO within two years following a change in control, in addition to the Pre-Termination Benefits:
■
NEOs will receive a lump sum cash payment equal to 3 times (in the case of the CEO and the Executive Chairman) or 2 times (in the case of the other NEOs) the sum of  (i) the NEO’s highest annual base salary during the three years immediately preceding termination, plus (ii) target annual incentive for the year, determined immediately prior to (x) the date of the change in control or (y) the date of the NEO’s termination, whichever determination date yields the higher amount;

52   2026 PROXY STATEMENT

COMPENSATION TABLES
■
the NEOs will receive the annual incentive earned during the year in which the termination occurs, prorated through the last full month worked by the NEO during the year of termination;

■
any equity-based compensation awards, other than performance-based equity awards, will become fully vested and exercisable or settled; and

■
any remaining unvested performance-based equity awards will immediately vest based on actual results for any performance periods ending prior to the change in control and at target performance levels for any performance periods ending after the change in control.

A qualifying termination, generally, is a termination of the NEO without cause or a resignation by the NEO for good reason. “Cause” includes the NEO’s (i) fraud, (ii) conviction of a felony, (iii) material failure or refusal to perform his job duties in accordance with Company policies or (iv) a material violation of Company policy that causes substantial harm to the Company or its subsidiaries. “Good reason” includes a material diminution of the NEO’s aggregate compensation or his authority, duties or responsibilities, or a material diminution in the authority, duties or responsibilities of the NEO’s supervisor, but may also be triggered by a material breach of any agreement (including the change in control agreement) under which he provides services to the Company.
No gross-up for excise taxes, if any, is payable under the change in control agreements. The Company will, however, automatically reduce any payments under the agreement to the extent necessary to prevent payments being subject to the excise tax, but only if by reason of the reduction, the after-tax benefit of the reduced payments to the NEO exceeds the after-tax benefit if such reduction were not made.
PAYMENTS MADE UPON DEATH OR TERMINATION IN CONNECTION WITH DISABILITY
In the event of death of an NEO or termination of employment of an NEO as a result of total and permanent disability, in addition to the Pre-Termination Benefits, the NEOs would be entitled to:
■
the annual incentive earned during the year in which the termination occurs, prorated through the last full month worked by the NEO during the year of termination, and paid upon approval of the Committee;

■
any equity-based compensation awards, other than performance-based equity awards, held for one year or longer will become fully vested and exercisable or settled; and

■
any remaining unvested performance-based equity awards would vest as previously scheduled and be paid at actual performance if held more than one year.

Amounts reported in the tables below assume that the Committee has approved the annual incentive payment at target, although the Committee retains discretion not to do so.
The following tables show the potential payments that would be due to each NEO, in addition to the Pre-Termination Benefits, upon a voluntary termination; a termination without cause; a termination in connection with a change in control; and death or termination in connection with a disability, in each case, occurring on December 31, 2025.
James R. Breuer Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$1,250,000(2)	$7,995,300(3)	—(1)
Annual Incentive Award	—(4)	$1,415,100(5)	$1,415,100(6)	$1,415,100(7)
Long-Term Incentive Awards
Stock Options	$29,816(8)	$29,816(8)	$93,610(9)	$29,816(10)
Restricted Stock Units	$417,026(8)	$417,026(8)	$1,872,241(9)	$417,026(10)
Performance Award (PA)	$1,277,671(8)	$1,277,671(8)	$3,119,594(9)	$1,277,671(10)
Total Value of Payments	$1,724,513	$4,389,613	$14,495,845	$3,139,613

2026 PROXY STATEMENT   53

FLUOR CORPORATION
John C. Regan Not eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$129,808(2)	$2,609,800(3)	—(1)
Annual Incentive Award	—(4)	$629,900(5)	$629,900(6)	$629,900(7)
Long-Term Incentive Awards
Stock Options	—(8)	—(8)	$51,210(9)	$28,643(10)
Restricted Stock Units	—(8)	—(8)	$918,901(9)	$404,107(10)
Performance Award (PA)	—(8)	—(8)	$1,820,919(9)	$1,215,056(10)
Total Value of Payments	—	$759,708	$6,030,730	$2,277,706
Alvin C. Collins Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$552,100(2)	$2,043,000(3)	—(1)
Annual Incentive Award	—(4)	$469,400(5)	$469,400(6)	$469,400(7)
Long-Term Incentive Awards
Stock Options	$29,816(8)	$29,816(8)	$47,549(9)	$29,816(10)
Restricted Stock Units	$417,026(8)	$417,026(8)	$821,491(9)	$417,026(10)
Performance Award (PA)	$1,277,671(8)	$1,277,671(8)	$1,738,608(9)	$1,277,671(10)
Total Value of Payments	$1,724,513	$2,746,013	$5,120,048	$2,193,913
David E. Constable Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$525,000(2)	$7,125,000(3)	—(1)
Annual Incentive Award	—(4)	$1,025,000(5)	$1,025,000(6)	$1,025,000(7)
Long-Term Incentive Awards
Stock Options	$269,239(8)	$269,239(8)	$390,649(9)	$269,239(10)
Restricted Stock Units	$3,771,429(8)	$3,771,429(8)	$6,540,972(9)	$3,771,429(10)
Performance Award (PA)	$11,520,084(8)	$11,520,084(8)	$14,517,658(9)	$11,520,084(10)
Total Value of Payments	$15,560,752	$17,110,752	$29,599,279	$16,585,752

54   2026 PROXY STATEMENT

COMPENSATION TABLES
Mark E. Fields Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$712,800(2)	$2,780,000(3)	—(1)
Annual Incentive Award	—(4)	$677,200(5)	$677,200(6)	$677,200(7)
Long-Term Incentive Awards
Stock Options	$35,203(8)	$35,203(8)	$58,573(9)	$35,203(10)
Restricted Stock Units	$504,450(8)	$504,450(8)	$1,037,554(9)	$504,450(10)
Performance Award (PA)	$1,465,042(8)	$1,465,042(8)	$2,072,609(9)	$1,465,042(10)
Total Value of Payments	$2,004,695	$3,394,695	$6,625,936	$2,681,695
Kevin B. Hammonds Not eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$525,000(2)	$1,942,600(3)	—(1)
Annual Incentive Award	—(4)	$446,300(5)	$446,300(6)	$446,300(7)
Long-Term Incentive Awards
Stock Options	—(8)	—(8)	$14,507(9)	—(10)
Restricted Stock Units	—(8)	—(8)	$544,200(9)	$213,328(10)
Performance Award (PA)	—(8)	—(8)	$434,900(9)	—(10)
Performance Cash (PC)	—(8)	—(8)	$287,375(9)	$305,375(10)
Total Value of Payments	—	$971,300	$3,669,882	$965,003

(1)
A severance benefit would not have been paid in the event of voluntary termination/retirement, death or disability.

(2)
The NEO would have received a cash severance benefit of two weeks of base salary per year of service upon a termination without cause. The minimum severance benefit is eight weeks, and the maximum is 52 weeks of pay. The severance benefit is paid in a lump sum upon termination.

(3)
The NEO would have received a lump sum cash payment equal to (x) the sum of  (i) the NEO’s highest annual base salary during the three years immediately preceding termination plus (ii) target annual incentive for the year, determined immediately prior to the date of the change in control or date of termination, whichever yields the higher amount, (y) multiplied by 3.0 in the case of the CEO and the Executive Chairman and 2.0 for other NEOs.

(4)
The NEO would have forfeited any portion of the award earned in the year upon voluntary termination or retirement.

(5)
Upon Committee approval, the NEO may receive any annual incentive award earned during the year, prorated for whole months worked. This amount represents the 2025 annual incentive target and assumes approval. Amounts for Messrs. Breuer, Regan, and Constable represent a prorated amount due to change in role during the year.

(6)
The NEO would receive an annual incentive payment earned for the current year, prorated for whole months worked. This amount represents the 2025 annual incentive target. Amounts for Messrs. Breuer, Regan, and Constable represent a prorated amount due to change in role during the year.

(7)
Upon approval, the NEO may receive any annual incentive award earned during the year. This amount represents the 2025 annual incentive target and assumes approval. Amounts for Messrs. Breuer, Regan and Constable represent a prorated amount due to change in role during the year.

(8)
For Messrs. Breuer, Constable, Collins, and Fields who are retirement eligible, this amount represents the value of unvested options, RSUs, 2023 PAs (based on actual performance) and 2024 PAs (at target) that they would have received if their voluntary retirement had occurred on December 31, 2025, with the reported value being based on the closing price of the Company’s common stock on December 31, 2025 ($39.63), the last trading day of the year. The value of the long-term incentives awarded in 2025 is not included in this amount because the awards would have been forfeited if Messrs. Breuer, Constable, Collins, and Fields had retired on or before the first anniversary of the award date.

2026 PROXY STATEMENT   55

FLUOR CORPORATION
The value of such 2025 awards (at target for 2025 PAs) as of December 31, 2025, is shown below:
Name	Stock Options	RSUs	Performance Award Units
James R. Breuer	$63,794	$1,455,214	$2,078,911
John C. Regan	$22,566	$514,794	$735,335
Alvin C. Collins	$17,733	$404,464	$577,805
David E. Constable	$121,410	$2,769,543	$3,956,421
Mark E. Fields	$23,370	$533,103	$761,609
Kevin B. Hammonds	$14,507	$330,871	$472,707
In the case of Messrs. Regan and Hammonds, pursuant to the terms of the applicable plan(s), they would have forfeited any unvested options, RSUs, PAs and PCs because they are not retirement eligible.
(9)
This amount represents the value of unvested options, RSUs, PAs, and PCs that would have become vested assuming a change in control and a qualifying termination on December 31, 2025, based on the closing price of the Company’s common stock on December 31, 2025 ($39.63), the last trading day of the year. Remaining unvested 2023 PAs and PCs are reflected at actual performance. Remaining unvested 2024 PAs and PCs are reflected at actual performance levels for the 2024 and 2025 performance period and at target for the 2026 performance period. Remaining unvested 2025 PAs are reflected at actual performance levels for the 2025 performance period and at target for the 2026 and 2027 performance periods.

(10)
This amount represents the value of unvested options, RSUs, 2023 PAs and PCs (based on actual performance) and 2024 PAs and PCs (at target) as of December 31, 2025, which would have become vested assuming death or termination due to total and permanent disability on such date, based on the closing price of the Company’s common stock on December 31, 2025 ($39.63), the last trading day of the year. The values of the long-term incentives awarded in 2025 are not included in this amount because the awards would have been forfeited upon the occurrence of the specified events on or before the first anniversary of the award date. The value of such 2025 awards (at target for 2025 PAs) as of December 31, 2025, are the same as shown in the table in footnote 8 above.

56   2026 PROXY STATEMENT

CEO PAY RATIO
CEO PAY RATIO
The 2025 annual total compensation of the median compensated employee who was employed as of December 31, 2025 (other than the CEO) was $84,329. Because we had a CEO transition in May 2025, and in accordance with SEC rules, we have elected to annualize our CEO’s compensation for purposes of the pay ratio based on the compensation of Mr. Breuer, who was serving as CEO on December 31, 2025 (the determination date of the median compensated employee). To annualize Mr. Breuer’s compensation, we recalculated his annual total compensation assuming he had received a full year of his base salary and perquisite allowance as CEO, and annualizing his 2025 long-term incentive grant and annual incentive paid as CEO, but treating the other elements of his compensation as they are reported in the Summary Compensation Table. The 2025 annual total compensation of Mr. Breuer using this methodology was $8,169,818 which is higher than his annual total compensation as reported in the Summary Compensation Table. The ratio of the 2025 annual total compensation of our CEO (as annualized) to the 2025 annual total compensation of our median-compensated employee was 97 to 1. The year-over-year decrease in the ratio is attributable to the change in our CEO in 2025.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, as well as the methodology described below.
Due to variations in Fluor’s employee population in 2025, we performed a re-assessment of our median compensated employee. In 2025, to identify the median compensated employee, we used the annual salary from our human resources information systems as our consistently applied compensation measure. We identified a group of employees with the approximate median annual salary (“Median Group”) as indicated in our records. We then excluded employees with characteristics that could distort the pay ratio calculation and selected our median employee from the individuals remaining in the Median Group. As permitted by SEC rules, we excluded 4 employees in Mexico, 68 in Indonesia, 206 in United Arab Emirates, 43 in Kazakhstan, 51 in Argentina, 26 in Kuwait, 372 in China, 124 in Peru, 186 in Spain, 3 in Trinidad and 19 in Malaysia, who in the aggregate, represented less than 5% of our total population of 22,995 on December 31, 2025. As a result of these exclusions, the employee population used to identify our median employee was comprised of approximately 21,893 individuals. The determination date used for our analysis was December 31 to capture the most relevant employee population.
In calculating the pay ratio, we combined all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) or Regulation S-K.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

2026 PROXY STATEMENT   57

FLUOR CORPORATION
PAY VERSUS PERFORMANCE
The following information shows the relationship between “compensation actually paid” (as calculated pursuant to SEC rules) to our executive officers and certain performance metrics. For further information concerning how we align compensation delivery with performance, refer to the “Compensation Discussion and Analysis.”
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Year	Summary Compensation Table Total for First CEO(1)	Summary Compensation Table Total for Second CEO(1)	Compensation Actually Paid to First CEO(2)	Compensation Actually Paid to Second CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)(7)	EBITDA (in millions)(8)
							Company TSR(5)	Peer Group TSR(6)
2025	$10,525,488	$6,873,013	$(1,658,130)	$5,984,315	$2,320,125	$1,286,860	$248	$388	$(62)	$499
2024	$16,135,692	N/A	$25,327,790	N/A	$2,849,975	$3,682,414	$308	$287	$2,084	$550
2023	$18,877,290	N/A	$29,720,741	N/A	$3,207,048	$4,483,947	$245	$204	$79	$624
2022	$13,283,347	N/A	$21,858,282	N/A	$3,370,535	$4,628,548	$217	$171	$73	$347
2021	$10,859,187	N/A	$16,004,797	N/A	$3,616,290	$5,014,009	$155	$149	$(401)	$359

(1)
The amounts in columns (b) and (c) are the total compensation reported for Mr. Constable (our CEO for all of 2021, 2022, 2023, 2024 and part of 2025, referred to herein as our “First CEO”) and Mr. Breuer (our CEO for part of 2025, referred to herein as our “Second CEO”) in the “Total” column of the Summary Compensation Table.

(2)
The amounts in columns (d) and (e) represent the “compensation actually paid” to our CEO in each year, computed pursuant to SEC rules. The amounts do not reflect the actual amount of compensation earned or received by our CEO during the applicable year. The following adjustments were made to total compensation for each year to determine the compensation actually paid:

	Reported Summary Compensation Table Total for First CEO	Reported Summary Compensation Table Total for Second CEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	Compensation Actually Paid to CEO
2025	N/A	$6,873,013	$(3,338,331)	$2,449,633	$—	$—	$5,984,315
	$10,525,488	N/A	$(8,634,900)	$(3,548,718)	$—	$—	$(1,658,130)
2024	$16,135,692	N/A	$(11,619,448)	$20,811,546	$—	$—	$25,327,790
2023	$18,877,290	N/A	$(13,876,206)	$24,719,657	$—	$—	$29,720,741
2022	$13,283,347	N/A	$(9,750,370)	$18,325,305	$—	$—	$21,858,282
2021	$10,859,187	N/A	$(6,452,891)	$11,598,501	$—	$—	$16,004,797

(a)
The amounts in this column represent the grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
Equity award adjustments for each applicable are as follows:

	Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change from End of Prior Year to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards Forfeited in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025 Second CEO	$3,309,123	$(544,136)	$—	$(315,354)	$—	$—	$2,449,633
2025 First CEO	$7,796,455	$(4,905,684)	$—	$(6,439,489)	$—	$—	$(3,548,718)
2024	$15,003,854	$6,376,956	$—	$(569,264)	$—	$—	$20,811,546
2023	$21,428,426	$2,686,054	$—	$605,177	$—	$—	$24,719,657
2022	$12,366,554	$5,296,626	$—	$662,125	$—	$—	$18,325,305
2021	$8,582,890	$2,427,575	$—	$588,036	$—	$—	$11,598,501

(c)
The amounts in this column are the amounts reported in “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for the applicable year.

58   2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
(d)
There were no pension benefit adjustments in the applicable years.

(3)
The amounts in column (f) represent the average of the amounts reported for our NEOs (other than our CEOs) as a group (the “Non-CEO NEOs”) in the “Total” column of the Summary Compensation Table in each applicable year. The Non-CEO NEOs included for calculating the average amounts in each year are: (i) for 2025, Joseph L. Brennan, Alvin C. Collins III, Mark E. Fields, Kevin B. Hammonds and John C. Regan; (ii) for 2024, Joseph R. Breuer, Joseph L. Brennan, Stacy L. Dillow, Mark E. Fields and John R. Reynolds; (iii) for 2023, Joseph L. Brennan, Stacy L. Dillow, Mark E. Fields and John R. Reynolds; (iv) for 2022, Alan L. Boeckmann, Joseph L. Brennan, Thomas P. D’Agostino, Mark E. Fields and John R. Reynolds; and (v) for 2021, Alan L. Boeckmann, Joseph L. Brennan, Thomas P. D’Agostino, Mark E. Fields and Garry W. Flowers.

(4)
The amounts in column (g) represent the average amount of  “compensation actually paid” to the Non-CEO NEOs as a group, as computed in accordance with SEC rules. The following adjustments were made to average total compensation for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

	Average Reported Summary Compensation Table Total for Non-CEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Compensation Actually Paid to Non-CEO NEOs
2025	$2,320,125	$(1,011,687)	$(21,578)	$—	$—	$1,286,860
2024	$2,849,975	$(1,373,198)	$2,205,637	$—	$—	$3,682,414
2023	$3,207,048	$(1,580,247)	$2,857,146	$—	$—	$4,483,947
2022	$3,370,535	$(1,923,403)	$3,181,415	$—	$—	$4,628,548
2021	$3,616,290	$(1,883,783)	$3,281,502	$—	$—	$5,014,009

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

	Average Year End Fair Value of Equity Awards Granted During the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change from End of Prior Year to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards Forfeited in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$937,905	$(469,532)	$—	$(489,951)	$—	$—	$(21,578)
2024	$1,784,819	$573,965	$—	$(153,147)	$—	$—	$2,205,637
2023	$2,450,043	$258,057	$—	$149,046	$—	$—	$2,857,146
2022	$1,603,743	$1,484,252	$—	$86,442	$—	$6,978	$3,181,415
2021	$2,313,069	$989,321	$—	$140,923	$(169,087)	$7,276	$3,281,502

(b)
There were no pension benefit adjustments in the applicable years.

(5)
Cumulative TSR is calculated based on the value of an initial fixed investment of  $100 on December 31, 2020, assuming reinvestment of dividends.

(6)
The peer group used for calculating peer group TSR is the Dow Jones Heavy Construction Industry Group Index.

(7)
The amounts in column (h) represent net earnings (loss) reflected in our audited financial statements for the applicable year.

(8)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA in our incentive plans excludes certain items discussed above in the “Compensation Discussion and Analysis” under “— Performance Measures for 2025.”

While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that EBITDA is the financial performance measure that, in our assessment, represents the most important performance measure that we used to link NEO compensation actually paid to our performance for the most recently completed fiscal year.

2026 PROXY STATEMENT   59

FLUOR CORPORATION
Financial Performance Measures
As described in greater detail in the “Compensation Discussion and Analysis,” our executive compensation program is designed to link pay with performance by establishing rigorous goals for our performance-based incentives. As required by SEC rules, the table below presents a list of performance measures, which in our assessment represent the most important performance measures we used in 2025 to link executive compensation actually paid to our NEOs to our performance. These performance measures are defined in the “Compensation Discussion and Analysis” under “— Performance Measures for 2025,” under “2025 Performance Awards,” and under “Achievement for 2023-2025 Performance Awards”:
Most Important Financial Performance Measures
EBITDA
Cash Flow from Segments
EBT
Relative TSR
Analysis of the Information Presented in the Pay versus Performance Table
We use several performance measures to align executive compensation with performance, some of which are not presented in the Pay versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with the metrics reported in the Pay versus Performance table. The following graphs present the relationships between compensation actually paid and peer group TSR with the performance metrics presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
Compensation Actually Paid and Net Income

60   2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
Compensation Actually Paid and EBITDA
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
As demonstrated by the following graph, our cumulative TSR over the five-year period presented in the table was 148%, while the cumulative TSR of the peer group presented for this purpose, the Dow Jones Heavy Construction Industry Group Index, was 288% over the five years presented in the table. In addition, the graph below shows the cumulative TSR for the S&P 500 Index, the index we use to calculate the Relative TSR measure in our incentive plans, which was 96% over the same period. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to the “Compensation Discussion and Analysis.”

2026 PROXY STATEMENT   61

FLUOR CORPORATION
DIRECTOR COMPENSATION
Our compensation philosophy for non-management directors is consistent with the philosophy established for the Company’s NEOs. The compensation program is designed to attract and retain directors with the necessary experience to represent the Company’s stockholders and to advise the Company’s executive management. The Company believes that director compensation should be reasonable in light of what is customary for companies of similar size, scope and complexity. Providing a competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. The compensation program is also designed to align the directors’ interests with the interests of stockholders over the long term. On an annual basis, the Committee considers market data for our Peer Group and input from the Committee’s independent compensation consultant regarding market practices for director compensation. The Company uses a combination of cash and stock-based awards to compensate non-management directors and reviews compensation data from the companies included in the Peer Group as well as companies from similar industry segments and our general industry. Directors who are employees of the Company receive no compensation for their service as directors.
CASH COMPENSATION
For 2025, non-management directors received an annual cash retainer of  $130,000. The chair of the Audit Committee received an additional annual cash retainer of  $20,000; the chairs of the Organization and Compensation, Governance and Commercial Strategies and Operational Risk Committees each received an additional annual cash retainer in the amount of  $15,000; and the Lead Independent Director received an additional annual cash retainer of  $35,000. All cash retainers are paid quarterly.
STOCK-BASED COMPENSATION
Non-management directors receive an annual award of RSUs with a total market value (based on the fair value of the Company’s common stock on the date of grant) of  $170,000 as of the date of the annual meeting of stockholders. The 2025 RSU awards vested immediately upon grant. Non-management directors are required to own shares or share units in an amount equivalent to five times the annual cash retainer for Board service within five years of joining the Board.
DEFERRED COMPENSATION PROGRAM
Directors have the option of deferring receipt of directors’ fees and RSUs. Fees may be deferred until retirement, other termination of status as a director or, if elected by the director, a date at least two years after the end of the year in which they make a distribution election, pursuant to the 409A Director Deferred Compensation Program. Directors may elect to have deferred fees valued as if invested either wholly or partially in Company stock or one or more of 25 investment funds. Fee deferrals made into the Fluor Stock Valuation Fund prior to January 1, 2013, and maintained continuously for five years earn a 25% premium on the deferred amount deemed invested in Company stock via the Fluor Stock Valuation Fund. The 25% premium was discontinued for any deferrals made following January 1, 2013. All amounts from deferred fees in the deferral accounts are paid in cash based on the directors’ distribution elections.
Receipt of RSUs may be deferred until retirement or other termination of status as a director and are invested in Company stock. RSU deferrals are paid in Fluor shares based on the directors’ distribution elections.
The Company does not guarantee the rate of return on any deferrals of compensation, whether in fees or in RSUs, made by non-management directors.

62   2026 PROXY STATEMENT

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
The table below summarizes the total compensation earned by each of the non-management directors serving in 2025.
(a)	(b)	(c)	(d)	(e)
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)(4)
Alan M. Bennett	$150,000	$170,019	$6,447	$326,466
Rosemary T. Berkery	$145,000	$170,019	$3,197	$318,216
Charles P. Blankenship	$97,500	$198,337	$197	$296,034
H. Paulett Eberhart	$130,000	$170,019	$197	$300,216
Lisa Glatch	$137,500	$170,019	$197	$307,716
James T. Hackett	$180,000	$170,019	$197	$350,216
Thomas C. Leppert	$130,000	$170,019	$197	$300,216
Teri P. McClure	$130,000	$170,019	$197	$300,216
Armando J. Olivera	$72,500	—	$15,197	$87,697
Matthew K. Rose	$130,000	$170,019	$197	$300,216

(1)
The amounts in column (b) represent fees paid for board retainers, committee chair retainers and the Lead Independent Director retainer.

(2)
The amounts in column (c) represent the fair value of the RSUs awarded in 2025 on the date of grant in accordance with ASC 718, calculated using the closing price of the Company’s common stock ($34.89) on the date of grant. In addition, Mr. Blankenship received a prorated grant upon his appointment in March 2025 with the fair value of the RSUs awarded calculated using the closing price of the Company’s common stock ($36.92) on the date of grant.

(3)
The amounts in column (d) include charitable gift matching and/or Company-paid premiums on director’s life insurance. Such amounts are detailed in the separate Director All Other Compensation table below.

(4)
None of the non-employee directors held any unvested stock or option awards as of December 31, 2025.

2026 PROXY STATEMENT   63

FLUOR CORPORATION
DIRECTOR ALL OTHER COMPENSATION
The following table and related footnotes describe each component of the All Other Compensation column (column (d)) of the Director Summary Compensation Table for 2025.
(a)	(b)	(c)	(d)	(e)	(f)
Name	Charitable Gift Match ($)(1)	Life Insurance Premiums ($)(2)	Spousal Travel ($)(3)	Other Payments ($)	Total ($)
Alan M. Bennett	$6,250	$197	—	—	$6,447
Rosemary T. Berkery	$3,000	$197	—	—	$3,197
Charles P. Blankenship	—	$197	—	—	$197
H. Paulett Eberhart	—	$197	—	—	$197
Lisa Glatch	—	$197	—	—	$197
James T. Hackett	—	$197	—	—	$197
Thomas C. Leppert	—	$197	—	—	$197
Teri P. McClure	—	$197	—	—	$197
Armando J. Olivera	$15,000	$197	—	—	$15,197
Matthew K. Rose	—	$197	—	—	$197

(1)
The amounts in column (b) represent Company matched charitable contributions (to a maximum of  $15,000 per donor, per year) made to eligible institutions.

(2)
The amounts in column (c) represent Company-paid premiums for each director for non-contributory life insurance benefits.

(3)
The amounts in column (d) represent the incremental cost of business-related spousal travel and any corresponding tax gross-up for the business-related spousal travel.

64   2026 PROXY STATEMENT

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Consistent with our commitment to good corporate governance, the Board is asking stockholders to ratify the Audit Committee’s appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit the financial statements of the Company for the year ending on December 31, 2026. In the event the stockholders fail to ratify the appointment of EY, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
A representative of EY is expected to be present at the virtual meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.
AUDIT AND OTHER FEES
The following table presents aggregate fees for professional services rendered by EY for 2025 and 2024.
	Year (in millions)
	2025	2024
Audit Fees(1)	$11.0	$11.2
Audit-Related Fees(2)	0.2	0.2
Tax Fees(3)	0.1	0.1
All Other Fees	—	—
Total Fees Paid	$11.3	$11.5

(1)
Consists of fees relating to the annual audit, quarterly reviews, statutory audits, our adoption of new accounting standards and comfort letters.

(2)
Consists of fees relating to benefit plan audits and accounting and reporting consultations.

(3)
Consists of fees for tax compliance services (including preparation and filing of expatriate tax returns) and tax consulting services (including support for tax restructuring).

AUDIT FIRM SELECTION AND INDEPENDENCE
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered public accounting firm each year. In addition, in order to promote continuing auditor independence, the Audit Committee considers the independence of the firm at least annually, including with respect to any tax services provided by them. In conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner every five years, the Audit Committee and its chair are also directly involved in the selection of EY’s new lead engagement partner. When evaluating our independent registered public accounting firm, the Audit Committee considers the firm’s past performance, including the quality and efficiency of the services provided, the firm’s qualifications and resources, and the firm’s knowledge of our operations and industry. Based on their most recent evaluation of EY, including the factors described above, the Audit Committee believes that the continued retention of EY to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.
AUDIT COMMITTEE’S PRE-APPROVAL POLICY
The Audit Committee of our Board has policies and procedures that govern the pre-approval of all audit and non-audit services to be provided by our independent registered public accounting firm and prohibit certain services from being provided by our independent registered public accounting firm. The independent registered public accounting firm may not render any audit or non-audit service unless the service is approved in advance by the Audit Committee pursuant to its pre-approval policies and procedures. For any pre-approval, the Audit Committee confirms that such services are consistent with the rules of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) on auditor independence.
2026 PROXY STATEMENT   65

FLUOR CORPORATION
On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by our independent registered public accounting firm during the year. Management provides the Audit Committee with a quarterly report listing services performed by, and fees paid to, the independent registered public accounting firm during the current year. The Audit Committee has delegated authority to the chair of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $500,000. The chair must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting, and the Audit Committee is then asked to ratify the pre-approved service. For 2025, all services provided by EY were pre-approved.
BOARD RECOMMENDATION ✓
THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY OUR AUDIT COMMITTEE OF EY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.

66   2026 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE
REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board in fulfilling its oversight responsibility for the:
■
Company’s accounting, reporting and financial practices, including the integrity of its financial statements;

■
Company’s compliance with legal and regulatory requirements;

■
independent registered public accounting firm’s qualifications and independence; and

■
performance of the Company’s internal audit function and independent registered public accounting firm.

In carrying out these responsibilities, the Audit Committee, among other things, supervises the relationship between the Company and its independent registered public accounting firm, including making decisions with respect to its appointment or removal, pre-approving the audit engagement and related fees and non-audit services and related fees and evaluating its independence. The Audit Committee oversees the mandatory rotation of the independent registered public accounting firm’s lead engagement partner every five years, and the Audit Committee and its chair are also directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner. Ernst & Young LLP (EY), the Company’s independent registered public accounting firm since 1973, last appointed a new lead engagement partner in 2022. The Audit Committee oversees and evaluates the adequacy and effectiveness of the Company’s systems of internal and disclosure controls and oversees the internal audit function. The Audit Committee has the authority to investigate any matter brought to its attention and may engage outside advisors for such purpose.
Each member of the Audit Committee is independent within the meaning set forth in SEC regulations, NYSE standards and our Corporate Governance Guidelines, and the Board has further determined that Mr. Bennett and Mr. Rose are “audit committee financial experts” as such term is defined in SEC regulations. The Audit Committee acts pursuant to a charter, a copy of which can be found on our website at www.fluor.com.
Management is responsible for preparing the financial statements and for the overall financial reporting process, including the effective operation of the Company’s system of internal controls. EY’s responsibilities include auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles and expressing an opinion on the Company’s internal control over financial reporting.
As part of its oversight, the Audit Committee reviewed and discussed with management and EY, the audited financial statements for the year ended December 31, 2025. The Audit Committee discussed with EY the matters that are required by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with EY its independence from the Company and its management and considered the compatibility of non-audit services with the registered public accounting firm’s independence.
Based on its review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2025 Annual Report on Form 10-K, for filing with the SEC. The Audit Committee has also appointed EY as the Company’s independent registered public accounting firm for 2026.
The Audit Committee
Alan M. Bennett, Chair
Rosemary T. Berkery
Charles P. Blankenship, Jr.
Teri P. McClure
Matthew K. Rose

2026 PROXY STATEMENT   67

FLUOR CORPORATION
STOCK OWNERSHIP AND STOCK-BASED HOLDINGS OF
EXECUTIVE OFFICERS AND DIRECTORS
The following table contains information regarding the beneficial ownership of our common stock as of March 1, 2026, by:
■
each director and nominee for director;

■
each NEO; and

■
all current directors and executive officers of the Company as a group.

Except as otherwise noted, the individual or his or her family members had sole voting and investment power with respect to such shares.
Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned(2)
Directors and Nominees for Director:
Alan M. Bennett	56,954	*
Rosemary T. Berkery	59,620	*
Charles P. Blankenship, Jr.	5,640	*
James R. Breuer(3)	140,398	*
Robert G. Card	−	*
David E. Constable(3)	1,508,606	1.1%
H. Paulett Eberhart	39,874	*
Lisa Glatch	10,553	*
James T. Hackett	109,357	*
Thomas C. Leppert	41,284	*
Teri P. McClure	39,146	*
Matthew K. Rose	95,929	*
NEOs:
Joseph L. Brennan(4)	112,737	*
Alvin C. Collins	114,620	*
Mark E. Fields	278,469	*
Kevin B. Hammonds	10,944	*
John C. Regan	126,069	*
All directors and executive officers as a group (21 persons)	2,495,947	1.7%

*
Owns less than 1% of the outstanding common stock

(1)
The number of shares of common stock beneficially owned by each person is determined under SEC rules. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has or shares voting or investment power, plus any shares that the person may acquire within 60 days. This number of shares beneficially owned therefore includes all shares held in the Company’s 401(k) plan, shares that may be acquired within 60 days pursuant to the exercise of stock options, vesting of RSU or vesting of Performance Award units, and shares that may be acquired within 60 days pursuant to the settlement of vested RSUs deferred by certain non-management directors under the Director Deferred Compensation Program. Included in the number of shares beneficially owned by Mr. Breuer, Mr. Brennan, Mr. Collins, Mr. Constable, Mr. Fields, Mr. Hammonds and Mr. Regan, and all directors and executive

68   2026 PROXY STATEMENT

STOCK OWNERSHIP AND STOCK-BASED HOLDINGS OF EXECUTIVE OFFICERS AND DIRECTORS
officers as a group, are 85,111, 93,716, 70,739, 893,519, 127,517, 8,403, 76,564 and 1,181,918 shares, respectively, subject to RSUs or Performance Award units vesting or options exercisable currently or within 60 days after March 9, 2026. Included in the number of shares beneficially owned by Mr. Bennett, Ms. Eberhart, Mr. Hackett and Mr. Rose, and all directors and executive officers as a group, are 27,520, 9,080, 18,136, 14,297 and 69,033 shares, respectively, that may be acquired within 60 days pursuant to the settlement of vested RSUs under the Director Deferred Compensation Program.
(2)
The percent ownership for each stockholder on March 1, 2026 is calculated by dividing (i) the total number of shares beneficially owned by the stockholder by (ii) 143,627,491 shares (the total number of shares outstanding on March 9, 2026) plus any shares that may be acquired by that person within 60 days after March 1, 2026 as described in footnote 1 above.

(3)
Messrs. Breuer and Constable are also NEOs.

(4)
Stock ownership for Mr. Brennan reflects holdings as of February 28, 2025, the last day on which he served as an executive officer of the Company.

2026 PROXY STATEMENT   69

FLUOR CORPORATION
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table contains information regarding the beneficial ownership of our common stock as of the dates indicated below by the stockholders that our management knows to beneficially own more than 5% of our outstanding common stock. The percentage of ownership is calculated using the number of outstanding shares on March 9, 2026.
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class
BlackRock, Inc.	20,875,398(1)	14.5%
The Vanguard Group	17,060,956(2)	11.9%
FMR LLC	7,643,935(3)	5.3%

(1)
Based on information contained in Amendment No. 2 to the Schedule 13G filed with the SEC on January 23, 2024 by BlackRock, Inc. (“BlackRock”), which indicates that, as of December 31, 2023, BlackRock and certain of its subsidiaries had sole voting power relative to 20,489,394 shares, shared voting power relative to 0 shares, sole dispositive power relative to 20,875,398 shares and shared dispositive power relative to 0 shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(2)
Based on information contained in Amendment No. 12 to the Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”), which indicates that, as of December 29, 2023, Vanguard had sole voting power relative to 0 shares, shared voting power relative to 250,794 shares, sole dispositive power relative to 16,665,590 shares and shared dispositive power relative to 395,266 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on information contained in Amendment No. 4 to the Schedule 13G filed with the SEC on May 12, 2025 by FMR LLC (“FMR”), which indicates that, as of March 31, 2025, FMR and certain of its subsidiaries had sole voting power relative to 7,594,865.56 shares, shared voting power relative to 0 shares, sole dispositive power relative to 7,643,935.46 shares and shared dispositive power relative to 0 shares. The address of FMR is 245 Summer Street, Boston, MA 02210.

70   2026 PROXY STATEMENT

DELINQUENT SECTION 16(A) REPORTS AND OTHER BUSINESS
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Fluor common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. In addition to requiring prompt disclosure of open-market purchases or sales of Company shares, Section 16(a) also applies to technical situations. The Company maintains and regularly reviews procedures to assist the Company in identifying reportable transactions and assists our directors and executive officers in preparing reports regarding their ownership and changes in ownership of our securities and filing those reports with the SEC on their behalf. Based solely upon a review of filings with the SEC, a review of Company records and written representations by our directors and executive officers, the Company believes that all Section 16(a) filing requirements were complied with for 2025, with the exception of one amendment to Form 3 for each of Mr. Michael E. Alexander and Ms. Tracey H. Cook, both of which corrected one misreported holding due to administrative error.
OTHER BUSINESS
The Company does not intend to present any other business for action at the annual meeting and does not know of any other business intended to be presented by others.

2026 PROXY STATEMENT   71

FLUOR CORPORATION
ADDITIONAL INFORMATION
ELECTRONIC DELIVERY OF OUR STOCKHOLDER COMMUNICATIONS
If you received the Notice or proxy materials by mail, we strongly encourage you to minimize environmental impact by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the Annual Report and the proxy statement are available online, and you can submit your vote easily online. Electronic delivery can help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. Your electronic delivery enrollment will be effective until you cancel it. To sign up for electronic delivery, go to http://enroll.icsdelivery.com/fluor. If you have questions about electronic delivery, please call your brokerage firm or our investor relations department at (469) 398-7222.
EXPENSES OF SOLICITATION AND “HOUSEHOLDING” OF PROXY MATERIALS
The expense of the proxy solicitation will be paid by the Company. Some officers and employees may solicit proxies personally, by phone or electronically, without additional compensation. Okapi Partners LLC has been engaged to assist in the solicitation for which it will receive approximately $18,500 plus reimbursement of reasonable expenses incurred on our behalf. The Company also expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company’s common stock.
SEC rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice or certain proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides cost savings for companies and benefits to the environment. The Company and some brokers will be householding the Notice and proxy materials for stockholders who do not participate in electronic delivery of proxy materials unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding the Notice or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice or proxy materials, or if you share an address with another stockholder and you would prefer to receive a single copy of the Notice or proxy materials instead of multiple copies, please notify Fluor’s investor relations department at (469) 398-7222 or Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039 or, if your shares are held in a brokerage account, your broker. The Company promptly will deliver to a stockholder who received one copy of the Notice or proxy materials as the result of householding a separate copy of the Notice or proxy materials upon the stockholder’s written or oral request directed to Fluor’s investor relations department at (469) 398-7222 or Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year’s annual meeting, you should follow the instructions provided in the Notice.
ANNUAL REPORT
Any stockholder who would like a copy of our 2025 Annual Report on Form 10-K, including the financial statements, may obtain one, without charge, by addressing a request to the Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. You may also obtain access to a copy of the Form 10-K in the investor relations section of our website at www.fluor.com.

72   2026 PROXY STATEMENT

2027 ANNUAL MEETING
2027 ANNUAL MEETING OF STOCKHOLDERS
ADVANCE NOTICE PROCEDURES
Under the Company’s Bylaws, stockholders may nominate directors or bring other business before an annual meeting if written notice is delivered to the Company’s Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting — that is, with respect to the 2027 annual meeting, between January 6, 2027 and February 5, 2027. These requirements are separate from the Company’s proxy access procedures and the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement (which are described below). Any notices should be sent to: Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Notices regarding nominations and other proper business must include certain information as set forth in the Company’s Bylaws (which includes information required under Rule 14a-19). The chair of the meeting shall declare that any stockholder nomination shall be disregarded or that any stockholder-proposed business shall not be transacted if notice is not received within the applicable deadlines or if the notice or proponent does not comply with the Bylaws or SEC requirements. If a stockholder fails to solicit at least the percentage of the Company’s outstanding shares required to approve or adopt the stockholder’s proposal, the Company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal as it determines appropriate.
PROXY ACCESS PROCEDURES
The Company’s Bylaws permit a stockholder, or group of up to 20 stockholders, owning continuously for at least three years shares of Fluor stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two or 20% of the Company’s Board, provided that the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. Written notice of proxy access director nominees must be received not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting — that is, with respect to the 2027 annual meeting, between October 14, 2026 and November 13, 2026. Any notices should be addressed to the Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.
STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING
Stockholders interested in submitting a Rule 14a-8 proposal for inclusion in the Company’s proxy materials for the 2027 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals intended to satisfy Rule 14a-8 should be received by the Company’s Secretary no later than the close of business on November 13, 2026. Any proposals should be sent to: Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.

2026 PROXY STATEMENT   73

FLUOR CORPORATION
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
WHY DID I RECEIVE A NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED MATERIALS?
As permitted by SEC rules, we are making this proxy statement and our Annual Report available to our stockholders electronically, rather than mailing printed copies of these materials to each stockholder. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help minimize environmental impact. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive a paper copy of the proxy materials) will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials on the internet, including our proxy statement and our Annual Report, and how to access an electronic proxy card to vote on the internet or by phone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice, you will not receive a printed copy of the proxy materials unless you request one. If you receive a Notice and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.
WHO IS ENTITLED TO VOTE AT THE MEETING?
The Board set March 9, 2026, as the record date for the 2026 annual meeting. If you were a stockholder of record at the close of business on March 9, 2026, you are entitled to vote at the 2026 annual meeting.
WHAT ARE MY VOTING RIGHTS?
Stockholders have one vote for each share of Fluor common stock owned by them as of the close of business on March 9, 2026, the record date, with respect to all business of the meeting. There is no cumulative voting.
HOW DO I VOTE MY SHARES?
If you are a stockholder of record as of the record date, you may authorize the voting of your shares in any of the following ways by following the instructions in the Notice:
■
at www.proxyvote.com;

■
telephonically by calling 1-800-690-6903;

■
by completing, signing and mailing the printed proxy card, if you received or requested a paper copy of the proxy materials; or

■
online during the virtual annual meeting.

Authorizations submitted at www.proxyvote.com or by phone must be received by 11:59 p.m. Eastern Daylight Time on May 5, 2026.
If the shares you own are held in “street name” by a bank, brokerage firm or other nominee, that nominee may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote online, or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, a voting instruction card is included so you can instruct your bank, broker or other nominee how to vote your shares.
BROKER DISCRETIONARY VOTING
If your shares are held in street name and you do not provide voting instructions to your broker in advance of the annual meeting, your broker is not permitted to vote on certain proposals (including the election of directors) and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. We urge you to promptly provide voting instructions to your broker to help ensure that your shares are voted on all the proposals, even if you plan to attend the annual meeting. Please follow the voting instructions set forth on your proxy card, voting instruction form, or in the Notice.

74   2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
HOW DO I VOTE IF MY SHARES ARE HELD IN COMPANY RETIREMENT PLANS?
If you hold any shares in Company retirement plans, you are receiving, or are being provided access to, the same proxy materials as any other stockholder of record. However, your proxy vote will serve as voting instructions to The Northern Trust Company, as trustee of the plans. If voting instructions (or any revocation or change of voting instructions) are not received by the trustee by 11:59 p.m. Eastern Daylight Time on May 4, 2026, or if you do not provide properly completed and executed voting instructions, any shares you hold in Company retirement plans will be voted by the trustee in favor of the ten nominees for director, and in proportion to the manner in which the other Company retirement plan participants vote their shares with respect to the other proposals.
HOW MANY SHARES MUST BE PRESENT TO HOLD A MEETING?
On March 9, 2026, the Company had 143,106,256 shares of common stock outstanding. The presence at the meeting, in person (online) or by proxy, of a majority of the outstanding shares of Fluor common stock on the record date will constitute a quorum. Abstentions and broker non-votes (broker-held shares for which the brokers have not received voting instructions from clients and with respect to which the brokers do not have discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the annual meeting.
WHAT VOTE IS REQUIRED FOR THE ELECTION OF DIRECTORS AND THE OTHER PROPOSALS?
PROPOSAL 1 — ELECTION OF DIRECTORS
Each director nominee receiving the majority of votes cast (number of shares voted “for” a director nominee must exceed the number of shares voted “against” that director nominee) will be elected as a director, provided that if the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted in the determination of votes cast, and thus do not have an effect on the outcome of voting for directors.
PROPOSALS 2 AND 3 — EXECUTIVE COMPENSATION AND AUDITORS
With respect to each of Proposals 2 and 3, the affirmative vote of the majority of shares represented in person (online) or by proxy at the annual meeting and entitled to vote on the proposal is required. Abstentions have the same effect as a vote “against” Proposals 2 and 3, and broker non-votes (if applicable) do not have an effect on the outcome of these proposals. Each of these votes is advisory, and the Board will give consideration to the voting results.
WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?
For shares other than shares held in Company retirement plans or held in street name, if you properly submit a proxy without giving specific voting instructions, the proxyholders named therein will vote in accordance with the recommendation of the Board:
(1)
FOR the election of the ten director nominees listed above,

(2)
FOR the advisory resolution to approve executive compensation, and

(3)
FOR the ratification of the appointment of EY as independent registered public accounting firm for 2026.

As to any other business that may properly come before the meeting, the proxyholders will vote in accordance with their best judgment, although the Company does not presently know of any other business.
CAN I REVOKE MY PROXY OR CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
For shares held of record, you may revoke your proxy or change your voting instructions by submitting a later-dated vote via the internet, by phone or by delivering written notice to the Secretary of the Company at any time prior to 24 hours before the commencement of the annual meeting, or by joining the virtual annual meeting and following the voting instructions provided on the meeting website. If you are a participant in Company retirement plans, you may revoke your proxy and change your vote, but only until 11:59 p.m. Eastern Daylight Time on May 4, 2026. If the shares you own are held in street name by a bank, brokerage firm or other nominee, you should contact that nominee if you wish to revoke or change previously given voting instructions.

2026 PROXY STATEMENT   75

FLUOR CORPORATION
HOW DO I ATTEND THE MEETING?
This year’s annual meeting will be held exclusively online, with no option to attend in person. The Company has sought to provide stockholders with the same rights and opportunities to participate in the annual meeting online as in person. If you plan to join the virtual meeting, visit www.virtualshareholdermeeting.com/FLR2026 and use your 16-digit control number provided in the Notice, voting instruction form or proxy card to log into the meeting. If your shares are held in “street name” by a bank, brokerage firm or other nominee, you may participate in the annual meeting online, vote and submit questions during the meeting by visiting the meeting website and logging in with the16-digit control number on the voting instruction form or Notice sent to you. If your shares are held through a bank, brokerage, or other firm and your voting instruction form or Notice does not indicate that you may vote those shares through the www.proxyvote.com website, then you should contact your bank, broker, or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. We encourage stockholders to log in to the website and access the meeting early, beginning approximately 15 minutes before the annual meeting’s 8:30 a.m. Central Daylight start time. We will have technicians available to assist with any difficulties you may have accessing the annual meeting. If you experience technical difficulties, contact the technical support telephone number posted on www.virtualshareholdermeeting.com/FLR2026.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the meeting, the chair of the meeting will convene the meeting at 8:30 a.m. CDT on the date specified above and at the Company’s address specified below solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the website at which the meeting was to be held and on the investor relations page of the Company’s website at investor.fluor.com.
WILL I BE ABLE TO ASK QUESTIONS AND PARTICIPATE IN THE VIRTUAL ANNUAL MEETING?
Stockholders of record and proxy holders who provide their valid 16-digit control number will be able to participate in the annual meeting by voting their shares as outlined above. Such persons may also submit questions in advance of the annual meeting beginning approximately two weeks prior to the meeting until 11:59 p.m., Eastern Daylight Time on May 5, 2026, by logging into www.proxyvote.com and following the instructions on the website.
We will answer questions that are pertinent to the annual meeting or the Company’s business and that comply with the meeting rules of conduct during the annual meeting of stockholders, subject to time constraints. If we receive substantially similar questions, we may group such questions together. If we do not have sufficient time to respond to proper questions during the meeting, we will post those questions and responses on the investor relations page of our website as soon as practicable following the meeting. Questions regarding personnel matters or matters not relevant to meeting matters will not be answered. In addition, a replay of the annual meeting will be made available on our investor relations website as soon as practicable following the meeting.
Additional information regarding the rules and procedures for participating in the virtual annual meeting (including the Q&A process, such as the number and types of questions permitted, the time allotted for questions, and how questions will be recognized, answered and disclosed) will be provided in our meeting rules of conduct, which stockholders can view once they log on to the meeting website.
Kevin B. Hammonds
Chief Legal Officer and Corporate Secretary
March 12, 2026
Irving, Texas

76   2026 PROXY STATEMENT

FLUOR CORPORATION 6700 LAS COLINAS BLVD. IRVING, TX 75039 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 4, 2026 (benefit plan shares) or 11:59 P.M. Eastern Daylight Time on May 5, 2026 (registered shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FLR2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 4, 2026 (for shares allocable to a benefit plan account) or 11:59 P.M. Eastern Daylight Time on May 5, 2026 (for registered shares). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V85183-P47398 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FLUOR CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Alan M. Bennett 1b. Rosemary T. Berkery 1c. Charles P. Blankenship, Jr. 1d. James R. Breuer 1e. Robert G. Card 1f. H. Paulett Eberhart 1g. Lisa Glatch 1h. James T. Hackett 1i. Teri P. McClure 1j. Matthew K. Rose For Against Abstain The Board of Directors recommends you vote FOR proposal 2. 2. An advisory vote to approve the company's executive compensation. 3. The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board of Directors recommends you vote FOR proposal 3. NOTE: I also authorize my proxies to vote in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain For Against Abstain

FLUOR CORPORATION 2026 Annual Meeting of Stockholders May 6, 2026 You are cordially invited to join the 2026 Annual Meeting of Stockholders which will be held on Wednesday, May 6, 2026, beginning at 8:30 a.m. Central Daylight Time online at www.virtualshareholdermeeting.com/FLR2026 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com V85184-P47398 FLUOR CORPORATION Annual Meeting of Stockholders This proxy is solicited by the Board of Directors V85184-P47398 The undersigned, a stockholder of Fluor Corporation, a Delaware corporation, revoking any proxy previously given, hereby constitutes and appoints K.B. Hammonds, the true and lawful agent and proxy of the undersigned with full power of substitution, to vote the shares of common stock of Fluor Corporation standing in the name of the undersigned at the Annual Meeting of Stockholders of Fluor Corporation, on Wednesday, May 6, 2026 at 8:30 a.m. Central Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side of this proxy card and upon such other matters as may be properly presented. If you are a stockholder of record, this proxy card when properly executed will be voted as directed by the undersigned stockholder and in accordance with the discretion of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy card will be voted FOR the election of the ten nominees for director, FOR the advisory resolution to approve the company's executive compensation, and FOR the ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. If you are a participant in a 401(k) or other retirement plan sponsored by Fluor Corporation or a subsidiary (the "Company Retirement Plans"), this proxy represents the number of Fluor Corporation shares allocable to that plan account as well as other shares registered in your name. As a participant in and a named fiduciary under the Company Retirement Plans, you have the right to direct the Northern Trust Company, as trustee, how to vote the shares of Fluor Corporation allocated to the plan account as well as a portion of any shares for which no timely voting instructions are received from other participants with respect to Proposals 2 and 3. If the trustee does not receive voting instructions from you by 11:59 p.m. Eastern Daylight Time on May 4, 2026, the trustee will vote FOR the nominees for Director in Proposal 1 and, with respect to Proposals 2 and 3, will vote the shares allocated to the plan account in the same proportion as it votes the shares for which it has received such instructions unless to do so would be inconsistent with the trustee's duties under the Employee Retirement Income Security Act of 1974. If other matters come before the meeting, the named proxies will vote plan shares on those matters in their discretion. Continued and to be signed on reverse side